SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A)

of the Securities Exchange Act of 1934

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/ X /Preliminary Proxy Statement.

//   Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2)).

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EATON VANCE CALIFORNIA MUNICIPAL BOND FUND

EATON VANCE CALIFORNIA MUNICIPAL INCOME TRUST

EATON VANCE ENHANCED EQUITY INCOME FUND

EATON VANCE ENHANCED EQUITY INCOME FUND II

EATON VANCE FLOATING-RATE 2022 TARGET TERM TRUST

EATON VANCE HIGH INCOME 2021 TARGET TERM TRUST

EATON VANCE LIMITED DURATION INCOME FUND

EATON VANCE MUNICIPAL BOND FUND

EATON VANCE MUNICIPAL INCOME TRUST

EATON VANCE MUNICIPAL INCOME 2028 TERM TRUST

EATON VANCE NATIONAL MUNICIPAL OPPORTUNITIES TRUST

EATON VANCE NEW YORK MUNICIPAL BOND FUND

EATON VANCE RISK-MANAGED DIVERSIFIED EQUITY INCOME FUND

EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND

EATON VANCE TAX-MANAGED BUY-WRITE INCOME FUND

EATON VANCE TAX-MANAGED BUY-WRITE OPPORTUNITIES FUND

EATON VANCE TAX-MANAGED BUY-WRITE STRATEGY FUND

EATON VANCE TAX-MANAGED DIVERSIFIED EQUITY INCOME FUND

EATON VANCE TAX-ADVANTAGED DIVIDEND INCOME FUND

EATON VANCE TAX-MANAGED GLOBAL BUY-WRITE OPPORTUNITIES FUND

EATON VANCE TAX-MANAGED GLOBAL DIVERSIFIED EQUITY INCOME FUND EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND INCOME FUND

EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND OPPORTUNITIES FUND

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(1)Title of each class of securities to which transaction applies:

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Eaton Vance Closed-End Funds

Two International Place

Boston, Massachusetts 02110

November [25], 2020

Dear Shareholder:

We cordially invite you to attend the joint special meeting of shareholders of the Eaton Vance Closed-End Funds listed herein (each, a “Fund” and, collectively, the “Funds”) scheduled to be held at the principal office of the Funds, Two International Place, Boston, Massachusetts 02110, on January 7, 2021 at 11:30 a.m. Eastern Time (the “Meeting”).  The Meeting is being held to approve matters important to your Fund(s) relating to Morgan Stanley’s proposed acquisition of Eaton Vance Corp. (“EVC”).

On October 7, 2020, EVC, the parent company of the Funds’ investment adviser, Eaton Vance Management (“Eaton Vance”), entered into a definitive agreement with Morgan Stanley, a leading global financial services firm providing a wide range of investment banking, securities, wealth management, and investment management services, pursuant to which Morgan Stanley will acquire EVC, subject to the completion or waiver of various conditions (the “Transaction”).  The Transaction may be deemed to cause each Fund’s current investment advisory agreement with Eaton Vance and the current investment sub-advisory agreements between Eaton Vance and Eaton Vance Advisers International Ltd. (“EVAIL”) or Parametric Portfolio Associates LLC (“Parametric”), with respect to certain Funds, to terminate in accordance with applicable law.  In order to help ensure that each Fund’s operations continue uninterrupted upon consummation of the Transaction, we are asking shareholders of each Fund to approve a new investment advisory agreement and, as applicable, a new sub-advisory agreement.  Each Fund’s Board of Trustees (the “Board”) has approved its new agreement(s).  It is important to note that the investment advisory fee rate(s) of your Fund(s) under the new agreement(s) will not change as a result of the Transaction, that the Transaction is not expected to result in any change in the investment objective(s) or strategies of your Fund(s), and that the portfolio managers for your Fund(s) are expected to continue in such roles upon consummation of the Transaction.

As more fully described in the enclosed Proxy Statement, the purpose of the Meeting is to seek your vote on the following matters relating to the Transaction: (i) the approval of a new investment advisory agreement with Eaton Vance and (ii) for certain Funds, the approval of a new investment sub-advisory agreement with either EVAIL or Parametric, as applicable.

The Boards have carefully considered each of these proposals and, as described more fully in the enclosed Proxy Statement, unanimously recommend that shareholders vote FOR each proposal. In particular, the Boards believe that approving the new investment advisory agreements with Eaton Vance and, as applicable, the new investment sub-advisory agreements with EVAIL and Parametric, is in the best interests of the Funds.

We hope that you will be able to attend the Meeting.  Whether or not you plan to attend, and regardless of the number of shares you own, it is important that your shares be represented.  We urge you to mark, sign, date, and mail the enclosed proxy card in the postage-paid envelope provided or to record your voting instructions by telephone or via the internet as soon as possible to ensure that your shares are represented at the Meeting.

Your vote is important to us.  We appreciate your consideration of these important matters.  If you have questions about the proposals, please call our proxy information line at [  ] or contact your financial intermediary.

Sincerely yours,

/s/ Thomas E. Faust Jr.

Thomas E. Faust Jr.

President and Chief Executive Officer

Eaton Vance Management

*******

Table of Contents

Notice of Joint Special Meeting of Shareholders1

General Information[  ]

Questions and Answers[  ]

The Proposals[  ]

Further Information About Voting and the

Joint Special Meeting[  ]

Additional Meeting Information[  ]

Additional Information[  ]

Appendix A –Investment Advisory Agreements:

Compensation A-1

Appendix B –Investment Advisory and Administrative

Agreements: CompensationB-1

Appendix C –Investment Sub-Advisory Agreements:

CompensationC-1

Appendix D –Number of Shares Outstanding as of the

Record DateD-1

Appendix E –Form of New Investment Advisory

AgreementE-1

Appendix F –Form of New Investment Advisory and

Administrative AgreementF-1

Appendix G –Investment Advisory Agreements:

Dates and ApprovalsG-1

Appendix H –Board ConsiderationsH-1

Appendix I – Form of New EVAIL Investment Sub-

Advisory AgreementI-1

Appendix J –Form of New Parametric Investment

Sub-Advisory AgreementJ-1

Appendix K –Investment Sub-Advisory Agreements;

Dates and ApprovalsK-1

Appendix L –Submission of Shareholder ProposalsL-1

Appendix M –Other Similar Funds Advised or Sub-

Advised by Eaton Vance or ParametricM-1

Appendix N –Payments to Eaton Vance, EVAIL,

Parametric or AffiliatesN-1

Appendix O –Fund Trustees and OfficersO-1

Appendix P –5% OwnershipP-1

Appendix Q – Affiliated Brokerage CommissionsQ-1

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

To be held on January 7, 2021

EATON VANCE CALIFORNIA MUNICIPAL BOND FUND (EVM)

EATON VANCE CALIFORNIA MUNICIPAL INCOME TRUST (CEV)

EATON VANCE ENHANCED EQUITY INCOME FUND (EOI)

EATON VANCE ENHANCED EQUITY INCOME FUND II (EOS)

EATON VANCE FLOATING-RATE 2022 TARGET TERM TRUST (EFL)

EATON VANCE HIGH INCOME 2021 TARGET TERM TRUST (EHT)

EATON VANCE LIMITED DURATION INCOME FUND (EVV)

EATON VANCE MUNICIPAL BOND FUND (EIM)

EATON VANCE MUNICIPAL INCOME TRUST (EVN)

EATON VANCE MUNICIPAL INCOME 2028 TERM TRUST (ETX)

EATON VANCE NATIONAL MUNICIPAL OPPORTUNITIES TRUST (EOT)

EATON VANCE NEW YORK MUNICIPAL BOND FUND (ENX)

EATON VANCE RISK-MANAGED DIVERSIFIED EQUITY INCOME FUND (ETJ)

EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND (EVG)

EATON VANCE TAX-MANAGED BUY-WRITE INCOME FUND (ETB)

EATON VANCE TAX-MANAGED BUY-WRITE OPPORTUNITIES FUND (ETV)

EATON VANCE TAX-MANAGED BUY-WRITE STRATEGY FUND (EXD)

EATON VANCE TAX-MANAGED DIVERSIFIED EQUITY INCOME FUND (ETY)

EATON VANCE TAX-ADVANTAGED DIVIDEND INCOME FUND (EVT)

EATON VANCE TAX-MANAGED GLOBAL BUY-WRITE OPPORTUNITIES FUND (ETW)

EATON VANCE TAX-MANAGED GLOBAL DIVERSIFIED EQUITY INCOME FUND (EXG)

EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND INCOME FUND (ETG)

EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND OPPORTUNITIES FUND (ETO)

(each, a “Fund” and, collectively, the “Funds”)

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF THE FUNDS SCHEDULED TO BE HELD ON JANUARY 7, 2021: The notice of joint special meeting of shareholders, Proxy Statement, and the forms of proxy card are available at https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php.

To the shareholders of the Funds:

The joint special meeting of shareholders of your Fund(s) will be held on January 7, 2021 at 11:30 a.m., Eastern Time, at the principal office of the Funds, Two International Place, Boston, Massachusetts 02110 (the “Meeting”), to consider the following proposals (each, a “Proposal”).

Proposals:

1.Approval of a new investment advisory agreement for each Fund listed below with Eaton Vance Management (“Eaton Vance”)

1A.(EVM, CEV, EOI, EOS, EVV, EIM, EVN, ENX, ETJ, EVG, ETB, ETV, ETY, EVT, ETW, EXG, ETG, and ETO) Approval of a new investment advisory agreement with Eaton Vance to continue to serve as the Fund’s investment adviser

1B.(EFL, EHT, ETX, EOT, and EXD) Approval of a new investment advisory and administrative agreement with Eaton Vance to continue to serve as the Fund’s investment adviser and administrator

2.Approval of a new investment sub-advisory agreement for each Fund listed below

2A.(ETG, ETO, and EXG) Approval of a new investment sub-advisory agreement with Eaton Vance Advisers International Ltd. to continue to serve as the Fund’s investment sub-adviser

2B.(ETB, ETV, ETW, and EXD) Approval of a new investment sub-advisory agreement with Parametric Portfolio Associates LLC to continue to serve as the Fund’s investment sub-adviser

Holders of record of shares of the Funds listed above at the close of business on October 29, 2020 who have voting power with respect to such shares are entitled to vote at the Meeting and at any adjournments or postponements thereof.  As part of our effort to maintain a safe and healthy environment at the Meeting, the Funds and the Funds’ Boards of Trustees (each a “Board” and, collectively, the “Boards”) are closely monitoring statements issued by the Centers for Disease Control and Prevention (cdc.gov) and local authorities regarding the novel coronavirus disease, COVID-19.  For that reason, the Boards reserve the right to reconsider the date, time, and/or means of convening the Meeting for one or more Funds.  Subject to any restrictions imposed by applicable law, the Boards may choose to conduct the Meeting of one or more Funds solely by means of remote communications, or may hold a “hybrid” meeting where some participants attend in person and others attend by means of remote communications.  If the Boards choose to change the date, time, and/or means of convening the Meeting for a Fund, the Fund will publicly announce the decision to do so in advance, and details on how to participate will be issued by press release and filed with the U.S. Securities and Exchange Commission as additional proxy material.

This notice and the related proxy materials first are being mailed to shareholders on or about November [25], 2020.  This proxy is being solicited on behalf of each Fund’s Board.

By Order of the Board,

/s/ Maureen A. Gemma

Maureen A. Gemma

Secretary

We urge you to mark, sign, date, and mail the enclosed proxy card in the postage-paid envelope provided or to record your voting instructions by telephone or via the internet so that your shares are represented at the Meeting.

November [25], 2020

PROXY STATEMENT

For the Joint Special Meeting of Shareholders

To be held on January 7, 2021

EATON VANCE CALIFORNIA MUNICIPAL BOND FUND (EVM)

EATON VANCE CALIFORNIA MUNICIPAL INCOME TRUST (CEV)

EATON VANCE ENHANCED EQUITY INCOME FUND (EOI)

EATON VANCE ENHANCED EQUITY INCOME FUND II (EOS)

EATON VANCE FLOATING-RATE 2022 TARGET TERM TRUST (EFL)

EATON VANCE HIGH INCOME 2021 TARGET TERM TRUST (EHT)

EATON VANCE LIMITED DURATION INCOME FUND (EVV)

EATON VANCE MUNICIPAL BOND FUND (EIM)

EATON VANCE MUNICIPAL INCOME TRUST (EVN)

EATON VANCE MUNICIPAL INCOME 2028 TERM TRUST (ETX)

EATON VANCE NATIONAL MUNICIPAL OPPORTUNITIES TRUST (EOT)

EATON VANCE NEW YORK MUNICIPAL BOND FUND (ENX)

EATON VANCE RISK-MANAGED DIVERSIFIED EQUITY INCOME FUND (ETJ)

EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND (EVG)

EATON VANCE TAX-MANAGED BUY-WRITE INCOME FUND (ETB)

EATON VANCE TAX-MANAGED BUY-WRITE OPPORTUNITIES FUND (ETV)

EATON VANCE TAX-MANAGED BUY-WRITE STRATEGY FUND (EXD)

EATON VANCE TAX-MANAGED DIVERSIFIED EQUITY INCOME FUND (ETY)

EATON VANCE TAX-ADVANTAGED DIVIDEND INCOME FUND (EVT)

EATON VANCE TAX-MANAGED GLOBAL BUY-WRITE OPPORTUNITIES FUND (ETW)

EATON VANCE TAX-MANAGED GLOBAL DIVERSIFIED EQUITY INCOME FUND (EXG)

EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND INCOME FUND (ETG)

EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND OPPORTUNITIES FUND (ETO)

(each, a “Fund” and, collectively, the “Funds”)

**********

General Information

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Boards of Trustees (each, a “Board” and, collectively, the “Boards”) of the Funds at a meeting to be held jointly at the principal office of the Funds, Two International Place, Boston, Massachusetts 02110, on January 7, 2021 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof (the “Meeting”), at which shareholders of each Fund will be asked to approve a new investment advisory agreement with Eaton Vance Management (“Eaton Vance”) and shareholders of certain Funds will also be asked to approve a new investment sub-advisory agreement (each, a “Proposal” and, collectively, the “Proposals”).

This Proxy Statement, along with the enclosed Notice of Joint Special Meeting of Shareholders and the accompanying proxy card(s), is being mailed to shareholders on or about November [25], 2020.  It explains what you should know before voting on the matters described herein.  Please read it carefully and keep it for future reference.

Eaton Vance provides investment advisory and administrative services to each of the Funds.  For some Funds, Eaton Vance provides investment advisory services pursuant to an investment advisory agreement and administrative services pursuant to a separate administrative services agreement.  For other Funds, Eaton Vance provides investment advisory and administrative services pursuant to a single investment advisory and administrative agreement.  For the purposes of this Proxy Statement, the term “investment advisory agreement” is, unless otherwise noted, used to refer to both types of agreements.

In addition, certain Funds have investment sub-advisory relationships with either Eaton Vance Advisers International Ltd. (“EVAIL”) or Parametric Portfolio Associates LLC (“Parametric”), each of which is an affiliate of Eaton Vance. For the purposes of this Proxy Statement, the term “investment sub-advisory agreement” is, unless otherwise noted, used to refer to agreements with EVAIL and agreements with Parametric.

It is important to note that implementation of the Proposals below is subject to the closing of the Transaction (as defined below).  Should the Transaction not be completed as scheduled or at all, no Proposal would be implemented regardless of how shareholders vote.

Shareholders are not entitled to any appraisal rights or similar rights of dissenters in connection with either Proposal to be considered at the Meeting.

Questions and Answers

Q:Why am I being asked to vote?

A:On October 7, 2020, Eaton Vance Corp. (“EVC”), the parent company of Eaton Vance, each Fund’s investment adviser, entered into a definitive agreement and plan of merger (the “Merger Agreement”) with Morgan Stanley pursuant to which Morgan Stanley will acquire EVC and its affiliates, including Eaton Vance (the “Transaction”). The closing of the Transaction is subject to the completion or waiver of various conditions, and is expected to close in the second quarter of 2021 (the “Closing”).

The Transaction is relevant to your Fund(s) because Eaton Vance serves as investment adviser to the Funds.  In addition, certain Funds have investment sub-advisory relationships with either EVAIL or Parametric, each of which is a subsidiary of EVC. Upon the Closing, Eaton Vance, EVAIL, and Parametric will become indirect wholly-owned subsidiaries of Morgan Stanley.

Upon the Closing, each Fund’s investment advisory agreement with Eaton Vance and, if applicable, investment sub-advisory agreement with EVAIL or Parametric may be deemed to automatically terminate.  This is because the Investment Company Act of 1940, as amended (the “1940 Act”), which regulates investment companies such as the Funds, requires investment advisory and investment sub-advisory agreements to terminate automatically in the event of an assignment of the agreement.

Each Fund’s Board unanimously recommends that you approve a new investment advisory agreement with Eaton Vance and, if applicable, a new investment sub-advisory agreement with EVAIL or Parametric, to ensure that these entities will continue to serve as the Funds’ investment advisers and, if applicable, sub-advisers upon the Closing.  In connection with the Transaction, Eaton Vance proposed, and each Fund’s Board approved, certain updates to the provisions of its current investment advisory agreement with Eaton

Vance and, if applicable, investment sub-advisory agreement with EVAIL or Parametric. This Proxy Statement describes the Transaction and the new investment advisory agreement and, if applicable, investment sub-advisory agreement for each Fund.

Q:How will the Transaction affect Eaton Vance, EVAIL, and Parametric?

A:Following the Closing, Eaton Vance, is expected to operate as an indirect wholly-owned subsidiary of Morgan Stanley and is expected to retain its existing portfolio management and other key personnel who provide services to the Funds.  Further, EVAIL and Parametric are expected to maintain their respective portfolio management and other key personnel who provide services to the Funds.

Q:How will the Transaction potentially benefit my Fund?

A:It is expected that the Transaction will deliver long-term financial benefits for the Funds.  The combined business of EVC and Morgan Stanley will offer a unique public and private market investment solution set to clients in the industry and is expected to have the resources to bring deep capital markets and value-added service excellence to EVC and its affiliates’ relationships.  Approval of the new investment advisory and investment sub-advisory agreements will provide continuity of the investment program you selected through your investment in the Fund(s) and help to ensure that each Fund’s operations continue uninterrupted after the Closing.

Q:How does the proposed new investment advisory agreement differ from my Fund’s current investment advisory agreement?

A:While certain provisions have been updated, the proposed new investment advisory agreements with Eaton Vance are substantially similar to the current investment advisory agreements with Eaton Vance, and the proposed new investment sub-advisory agreements with EVAIL and Parametric are substantially similar to the current investment sub-advisory agreements with EVAIL and Parametric, respectively.  The services that your Fund(s) will receive under the new investment advisory agreement and, if applicable, investment sub-advisory agreement are expected to be substantially similar to those it receives under the current investment advisory agreement and, if applicable, investment sub-advisory agreement.

The material differences between (i) the provisions of the proposed new investment advisory agreement and each Fund’s current investment advisory agreement and, if applicable, (ii) the provisions of the proposed new investment sub-advisory agreement and a Fund’s current investment sub-advisory agreement, are described in more detail within this Proxy Statement and in various Appendices to this Proxy Statement.

Q:Will my Fund’s contractual management fee rates increase?

A:No.  As shown in Appendices A and B hereto, respectively, the investment advisory fee rates and the investment advisory and administrative services fee rates (referred to collectively as “management fee” rates) proposed for the Funds will remain the same as under their existing agreements.  No sub-adviser will receive increased investment sub-advisory fees as a result of the Transaction, as shown in Appendix C.

Q:Will the new investment advisory agreement and the new investment sub-advisory agreements result in any changes in the portfolio management, investment objective(s), or investment strategy of my Fund?

A:No. The new agreements are not expected to result in any changes to any Fund’s investment objective(s) or investment strategy.  Further, the portfolio managers for each Fund are expected to continue in such roles upon the Closing.

Q:Will one Proposal pass if the other Proposal is not approved?

A:The Proposals are subject to the Closing.  If the Closing does not occur, the Proposals will be deemed null and the Boards will consider whether other appropriate actions are warranted.  Proposal 1 is not contingent on the approval of Proposal 2.  Proposal 2, with respect to a particular Fund, is contingent upon approval of Proposal 1 by shareholders of that Fund. If the shareholders of a given Fund do not approve Proposal 1, Proposal 2 will be deemed null with respect to that Fund and the Board of that Fund will then consider whether other appropriate actions, if any, are warranted.

Q:Will the Transaction be completed if this Proposal is not approved?

A:The Closing may take place even if shareholders of a Fund(s) do not approve the Proposal(s).  If this should happen, the Board(s) of such Fund(s) would consider what additional actions to take, which could include continuing to solicit approval of a new investment advisory agreement. In addition, Eaton Vance could (and expects to) propose that the Board of each Fund approve an interim investment advisory agreement and, as applicable, an interim investment sub-advisory agreement to permit continuity of management while solicitation continues.  The terms of the interim investment advisory and sub-advisory agreements would be identical to those of the current agreements except for term and escrow provisions required by applicable law.

Q:How does the Board recommend that shareholders of each Fund vote on the Proposals?

A:Each Board unanimously recommends that you vote FOR each of Proposal 1 and, if applicable, Proposal 2.

Q:Who is asking for my vote?

A:The enclosed proxy card is solicited by the Board for use at the Meeting of each Fund to be held on January 7, 2021 and, if your Fund’s/Funds’ meeting is adjourned or postponed, at any later meetings held, as permitted by such Fund’s/Funds’ organizational documents, for the purposes stated in the Notice of Joint Special Meeting provided herewith.  The Notice of Joint Special Meeting, the proxy cards and the Proxy Statement are expected to be mailed beginning on or about November [25], 2020.

Q:Who is eligible to vote?

A:Shareholders of record of each Fund at the close of business on October 29, 2020 (the “Record Date”) who have voting power with respect to such shares are entitled to be present and to vote at the Meeting and such date shall apply to any adjourned or postponed meeting unless the Board fixes a new record date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the Meeting.

The number of voting securities of each Fund outstanding and entitled to vote on the Record Date is shown in Appendix D.  Each whole share held by a shareholder having voting power with respect to such share is entitled to one vote, with fractional shares voting proportionately.  Shares represented by your duly executed proxy card(s) will be voted in accordance with your instructions.  If you sign the proxy card, but do not fill in a vote, your shares will be voted in accordance with the Board’s recommendation.

Q:How do I vote my shares?

A: You may vote your shares in one of four ways:

•By telephone: Call the toll-free number printed on the enclosed proxy card(s) and follow the directions.

•By internet: Access the website address printed on the enclosed proxy card(s) and follow the directions on the website.

•By mail: Complete, sign, and date the proxy card(s) you received and return in the self-addressed, postage-paid envelope.

•At the Meeting: Vote your shares at the Meeting scheduled to be held at the principal office of the Funds, Two International Place, Boston, Massachusetts 02110, on January 7, 2021 at 11:30 a.m. Eastern Time.

Q:Is my Fund paying for the Transaction or this proxy solicitation?

A:No.  The Funds will not bear any portion of the costs associated with the Transaction.  All costs of this Proxy Statement and the Meeting, including proxy solicitation costs, legal fees, and the costs of printing and mailing this Proxy Statement, will be borne by EVC.

Proposal 1

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

Each Board has unanimously approved, and recommends that shareholders of each Fund approve, a new investment advisory agreement between the Fund and Eaton Vance.

Description of the Transaction

The Merger Agreement was unanimously approved by the Board of Directors of each of Morgan Stanley and EVC. The Closing is subject to the completion or waiver of customary closing conditions and is expected to close in the second quarter of 2021. Upon the Closing, Eaton Vance, EVAIL, and Parametric will become indirect wholly-owned subsidiaries of Morgan Stanley.

Proposal 1A: Approval of a New Investment Advisory Agreement with Eaton Vance (EVM, CEV, EOI, EOS, EVV, EIM, EVN, ENX, ETJ, EVG, ETB, ETV, ETY, EVT, ETW, EXG, ETG, and ETO)

It is proposed that Eaton Vance continue to serve as investment adviser to each Fund listed in Proposal 1A pursuant to a new investment advisory agreement between each such Fund and Eaton Vance.

The form of the proposed new investment advisory agreement is attached at Appendix E.  You should refer to Appendix E for the complete terms of each Fund’s proposed investment advisory agreement.

Proposal 1B: Approval of a New Investment Advisory and Administrative Agreement with Eaton Vance (EFL, EHT, ETX, EOT, and EXD)

It is proposed that Eaton Vance continue to serve as investment adviser and administrator to each Fund listed in Proposal 1B pursuant to a new investment advisory and administrative agreement between each such Fund and Eaton Vance.

The form of the proposed new investment advisory and administrative agreement is attached at Appendix F.  You should refer to Appendix F for the complete terms of each Fund’s proposed investment advisory and administrative agreement.

Proposal 1A: Approval of a New Investment Advisory Agreement with Eaton Vance

Comparison of New Investment Advisory Agreements with Current Investment Advisory Agreements

In connection with the approval of new investment advisory agreements, Eaton Vance proposed, and each Board approved, certain changes to the provisions of the current agreements in order to standardize, clarify, and modernize the current agreements.  The Boards believe that this standardization will benefit shareholders by making the administration of the Funds’ investment advisory agreements more efficient.

The terms of the proposed new investment advisory agreements, and certain differences between the proposed new investment advisory agreements and the current agreements, are described generally below. Differences in language, stylistic changes, and changes to provisions that would not result in a change to a reasonable substantive interpretation of an agreement are not included in the below description; however, the complete text of the form of the proposed new investment advisory agreement is attached at Appendix E.  The date of each Fund’s current investment advisory agreement, the date on which it was last approved by shareholders, and the date on which its continuance was last approved by the relevant Board is set forth in Appendix G.

Fees.  No Fund will experience increased management fee rates as a result of the Transaction.  The contractual advisory fee rates for each Fund under the proposed new investment advisory agreements with Eaton Vance will be the same as the contractual rate of fees currently payable to Eaton Vance under the existing investment advisory agreements.  Separately executed permanent contractual management fee reduction arrangements currently in place for a Fund, if any, will be reflected in the compensation terms in that Fund’s new investment advisory agreement. The fee schedules to the current and proposed investment advisory agreements for each relevant Fund are described in Appendix A.

Investment Management Services. The current and proposed investment advisory agreements contain substantially similar provisions relating to the retention of Eaton Vance to act as investment adviser for, and to manage the investment and reinvestment of the assets of, each Fund and to administer its investment affairs.  In pursuit of the foregoing, Eaton Vance shall furnish continuously an investment program and shall determine from time to time what securities and other investments shall be acquired, disposed of, or exchanged and what portion of a Fund’s assets shall be held uninvested, subject always to the applicable restrictions of the relevant Fund’s organizational documents and registration statement.

While Eaton Vance’s role is not changing under the proposed new investment advisory agreements, the proposed agreements explicitly state that Eaton Vance shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of shares of a Fund, nor shall Eaton Vance be deemed to have any responsibility with respect to functions specifically assumed by any transfer agent, administrator, custodian, or shareholder servicing agent of the Fund.

Best Execution.  The proposed investment advisory agreements provide that Eaton Vance shall use its best efforts to seek to execute security transactions at prices that are advantageous to the Trust and describe considerations for Eaton Vance’s selection of brokers and dealers, including soft dollar considerations, which are subject to policies and procedures adopted by the Board. This language is not included in the current investment advisory agreements for EOS, EVG, ETB, ETV, ETW, ETY, EXG, and ETJ.  For each of the other applicable Funds, this language was updated to more closely reflect statutory requirements relating to payment of brokerage commission rates for investment transactions.

The current investment advisory agreements for the Funds provide that Eaton Vance shall place purchase and sale orders either directly with the issuer or with brokers or dealers. The proposed investment advisory agreements provide that Eaton Vance shall place all orders for the purchase or sale of portfolio investments either directly with the issuer or with brokers, dealers, futures commission merchants or other market participants selected by Eaton Vance.  The language in the proposed new investment advisory agreements reflects the different types of investments in which the Funds may transact.

Delegation of Responsibilities. The current and proposed investment advisory agreements permit Eaton Vance to employ one or more sub-advisers with respect to any Fund. The proposed new investment advisory agreements make clear that Eaton Vance may, with the approval of the Trustees of the Fund and without the vote of any shareholders of the Fund, terminate any agreement with any sub-adviser and/or enter into an agreement with one or more other sub-advisers, all as permitted by the 1940 Act and the rules thereunder. In addition, pursuant to the proposed investment advisory agreements, in the event a sub-adviser is employed, Eaton Vance retains the authority to immediately assume responsibility for any functions delegated to such sub-adviser, subject to approval by the Trustees and notice to the sub-adviser; this is also explicitly permitted by the current investment advisory agreements for each of EOI, EOS, ETB, ETV, ETW, ETY, EXG, and ETJ.

Expenses. The current and proposed new investment advisory agreements provide that the Funds will pay all expenses other than those expressly stated to be payable by Eaton Vance, including certain expenses set forth in the agreement.  In particular, among other expenses, the proposed new investment advisory agreements identify certain examples of expenses not identified in the current investment advisory agreements, including the investment advisory, sub-advisory, or similar management fee payable by the Fund, as well as any expenses for printing and distributing registration statements and other Fund reports.  In addition, the proposed new investment advisory agreements clarify that Eaton Vance shall pay the entire salaries and fees of all Fund Trustees and officers who are employed by Eaton Vance and who devote part or all of their time to the affairs of Eaton Vance. The expense provisions in the proposed new investment advisory agreements are intended to clarify existing arrangements and, if approved, would not result in a change to expenses that the Funds currently bear.

Limitation of Liability. Both the current and proposed new investment advisory agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties, Eaton Vance shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in connection with rendering services under the agreement. The current and proposed investment advisory agreements include an acknowledgement that each Fund’s Trustees, officers, and shareholders have limited personal liability as provided for in the Fund’s Declaration of Trust. The proposed new investment advisory agreements include a similar acknowledgement with respect to the limited personal liability of Eaton Vance’s trustees, officers and shareholders.

Third Party Beneficiaries. The proposed new investment advisory agreements clarify that such agreements shall not confer upon any person that is not a party to such agreement any right, benefit, or remedy under the agreement.  The current investment advisory agreements are silent on this point.

Non-Exclusive Services. The proposed new investment advisory agreements clarify that the services of Eaton Vance to a Fund are not exclusive and contemplate that Eaton Vance may provide investment advice to other funds and accounts that may differ from or conflict with the advice provided to the Fund.

Governing Law and Legal Requirements.  While the current investment advisory agreements are silent as to governing law, the proposed new investment advisory agreements provide that such agreements shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts. The current and proposed new investment advisory agreements refer to certain requirements under the 1940 Act and provide that these requirements will be deemed to reflect the effect of any modification or interpretation by any applicable order, rule, regulation, or interpretive release of the U.S. Securities and Exchange Commission (“SEC”) or guidance issued by the staff thereof.

Proposal 1B: Approval of a New Investment Advisory and Administrative Agreement with Eaton Vance

Comparison of New Investment Advisory and Administrative Agreements with Current Investment Advisory and Administrative Agreements

In connection with the approval of new investment advisory and administrative agreements, Eaton Vance proposed, and each Board approved, certain changes to the provisions of the current agreements in order to standardize, clarify, and modernize the current agreements.  The Boards believe that this standardization will benefit shareholders by making the administration of the Funds’ investment advisory and administrative agreements more efficient.

The terms of the proposed new investment advisory and administrative agreements, and certain differences between the proposed new investment advisory and administrative agreements and the current agreements, are described generally below. Differences in language, stylistic changes, and changes to provisions that would not result in a change to a reasonable substantive interpretation of an agreement are not included in the below description; however, the complete text of the form of the proposed new investment advisory and administrative agreement is attached at Appendix F.  The date of each Fund’s current investment advisory and administrative agreement, the date on which it was last approved by shareholders, and the date on which its continuance was last approved by the relevant Board is set forth in Appendix G.

Fees.  No Fund will experience increased management fee rates as a result of the Transaction.  The contractual fee rates for each Fund under the proposed new investment advisory and administrative agreements with Eaton Vance will be the same as the contractual rate of fees currently payable to Eaton Vance under the existing investment advisory and administrative agreements. Separately executed permanent contractual management fee reduction arrangements currently in place for a Fund, if any, will be reflected in the compensation terms in that Fund’s new investment advisory and administrative agreement.  The fee schedules to the current and proposed investment advisory and administrative agreements for each relevant Fund are described in Appendix B.

Duties of Eaton Vance. The current and proposed investment advisory and administrative agreements contain substantially similar provisions relating to the retention of Eaton Vance to act as investment manager for, and to manage the investment and reinvestment of, the assets of each Fund. In pursuit of the foregoing, Eaton Vance shall furnish continuously an investment program and shall determine from time to time what securities, commodities, derivatives, other investments shall be acquired, disposed of, or exchanged and what portion of a Fund’s assets shall be held uninvested, subject always to the applicable restrictions of the relevant Fund’s organizational documents and registration statement.  Eaton Vance shall provide the Funds with such investment management, administration, and supervision as the Funds may from time to time consider necessary for the proper supervision of the Funds’ investment and administrative affairs.

While Eaton Vance’s role is not changing under the proposed new investment advisory and administrative agreements, these proposed agreements, like the agreements for ETX, EHT, and EFL, explicitly state that Eaton Vance shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of shares of a Fund, nor shall Eaton Vance be deemed to have any responsibility with respect to functions specifically assumed by any transfer agent, custodian, or shareholder servicing agent of the Fund.

Best Execution.  The proposed investment advisory and administrative agreements provide that Eaton Vance shall use its best efforts to seek to execute security transactions at prices that are advantageous to the Trust and describe considerations for Eaton Vance’s selection of brokers and dealers, including soft dollar considerations, which are subject to policies and procedures adopted by the Board. This language is not included in the current investment advisory and administrative agreements.

Whereas the current investment advisory and administrative agreements provide that Eaton Vance shall place purchase and sale orders either directly with the issuer or with brokers or dealers, the proposed investment advisory and administrative agreement provides that Eaton Vance may also place orders for the purchase or sale of portfolio investments with futures commission merchants or other market participants selected by Eaton Vance.

Expenses. The current and proposed new investment advisory and administrative agreements provide that the Funds will pay all expenses other than those expressly stated to be payable by Eaton Vance, including certain expenses set forth in the agreement. The proposed new investment advisory and administrative agreements provide updated examples of the various expenses that may be borne by the Fund.  For example, unlike the current investment advisory and administrative agreements, the proposed new investment advisory and administrative agreements do not provide for payment by the Funds of the fees and expenses associated with distributing the Funds’ shares and with registering and maintaining registrations of the Funds’ principal underwriter as broker dealers or agents under state securities laws. The expense provisions in the proposed new investment advisory agreements are intended to clarify existing arrangements and, if approved, would not result in a change in the expenses that the Funds currently bear.

Delegation of Responsibilities. The current and proposed investment advisory and administrative agreements permit Eaton Vance to employ one or more sub-advisers or sub-administrators with respect to any Fund. The proposed new investment advisory and administrative agreements make clear that Eaton Vance may, with the approval of the Trustees of the Fund and without the vote of any shareholders of the Fund, terminate any agreement with any sub-adviser or sub-administrator and/or enter into an agreement with one or more other sub-advisers or sub-administrator, all as permitted by the 1940 Act and the rules thereunder. In addition, both the current and proposed investment advisory and administrative agreements provide that, in the event a sub-adviser or sub-administrator is employed, Eaton Vance retains the authority to immediately assume responsibility for any functions delegated to such sub-adviser or sub-administrator. The proposed new investment advisory and administrative agreements clarify that this authority is subject to approval by the Trustees and notice to the sub-adviser or sub-administrator.

Limitation of Liability. Both the current and proposed new investment advisory and administrative agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties, Eaton Vance shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in connection with rendering services under the agreement.  The current investment advisory and administrative agreements include an acknowledgement of the limited personal liability of shareholders of the Funds and, with respect to the current agreements for ETX, EHT, and EFL, the Trustees of the Funds.  The proposed new investment advisory and administrative agreements include an acknowledgement that the Trustees, officers, and shareholders of the Funds have limited personal liability as provided for in the Funds’ Declarations of Trust. The current agreements for ETX, EHT, and EFL include a similar acknowledgement with respect to the limited personal liability of Eaton Vance’s trustees and shareholders, and the proposed new investment advisory and administrative agreements include a similar acknowledgement with respect to the limited personal liability of Eaton Vance’s trustees, officers and shareholders.

Third Party Beneficiaries. The proposed new investment advisory and administrative agreements clarify that such agreements shall not confer upon any person that is not a party to such agreement any right, benefit, or remedy under the agreement.  Except for EHT and EFL, the current investment advisory and administrative agreements are silent on this point.

Non-Exclusive Services. The proposed new investment advisory and administrative agreements clarify that the services of Eaton Vance to a Fund are not exclusive and contemplate that Eaton Vance may provide investment advice to other funds and accounts that may differ from or conflict with the advice provided to the Fund.

Governing Law and Legal Requirements. While the current investment advisory and administrative agreements are silent as to governing law, the proposed new investment advisory and administrative agreements provide that such agreements shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts. The current and proposed new investment advisory and administrative agreements refer to certain requirements under the 1940 Act and provide that these requirements will be deemed to reflect the effect of any modification or interpretation by any applicable order, rule, regulation, or interpretive release of the SEC or guidance issued by the staff thereof.

Proposals 1A and 1B:

Board Considerations

At a meeting held on November 10, 2020, the Board of each Fund, including a majority of the Trustees who are not “interested persons” of Eaton Vance or the Fund (the “Independent Trustees”), voted to approve a new investment advisory agreement between the Fund and Eaton Vance.  In voting its approval of the new investment advisory agreement, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees.  Prior to and during meetings leading up to the meeting held on November 10, 2020, each Board’s Contract Review Committee reviewed and discussed information furnished by Eaton Vance and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the new investment advisory agreement and to form its recommendation.  Such information included, among other things, the terms and anticipated impacts of the Transaction on the Funds and their shareholders.  In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, each Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020. The Board of each Fund, including the Independent Trustees, concluded that the new investment advisory agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the new investment advisory agreement and to recommend that shareholders do so as well.  Each Board’s considerations are described in more detail in Appendix H.

Required Vote and Related Matters

Approval of each Fund’s proposed new investment advisory agreement requires the affirmative vote of “a majority of the outstanding voting securities” of the Fund, defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of the Fund present or represented by proxy at the Meeting if the holders of more than 50% of outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund (“1940 Act Majority”), provided the applicable quorum, as described below under “Further Information About Voting and the Joint Special Meeting – Quorum and Methods of Tabulation,” has been satisfied.  The Funds’ outstanding voting securities include common shares and, if any, preferred shares (Auction Preferred Shares or Variable Rate Term Preferred Shares, as applicable).

This Proposal 1 is subject to the Closing.  If the Closing does not occur, Proposal 1 will be deemed null and the Boards will consider whether other appropriate actions are warranted.  Assuming the Transaction is completed, Proposal 1 will pass for a particular Fund if the requisite shareholder vote is obtained for that Fund.  With respect to each Fund, Proposal 1 is not contingent on the approval of Proposal 2 and, further, Proposal 1 is not contingent upon the approval of Proposal 1 by any other Fund.

Please note that even if shareholders of your Fund(s) approve Proposal 1, it is possible that such Fund’s new investment advisory agreement will not take effect.  This is because the Closing is subject to the completion or waiver of certain conditions.  One of these conditions is that EVC must obtain the consent to the Transaction of EVC clients generating a specified percentage of EVC’s aggregate revenue run-rate as of September 30, 2020, as more fully described in the Merger Agreement.

On the other hand, the Closing may take place even if shareholders of a Fund(s) do not approve Proposal 1.  If this should happen, the Board(s) of such Fund(s) would consider what additional actions to take, which could include continuing to solicit approval of a new investment advisory agreement.  In addition, Eaton Vance could (and expects to) propose that the Board of each Fund approve an interim investment advisory agreement to permit continuity of management while solicitation continues.  The terms of the interim investment advisory agreement would be identical to those of the current agreement except for term and escrow provisions required by applicable law.

BOARD RECOMMENDATION

Each Fund’s Board, including a majority of the Independent Trustees, believes that the approval of the new investment advisory agreement is in the best interests of the Fund.  Accordingly, each Fund’s Board unanimously recommends that shareholders vote FOR the new investment advisory agreement as described in Proposal 1A or Proposal 1B.

Proposal 2

APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT

The Boards unanimously approved, and recommend that shareholders of each Fund noted below (collectively, the “Sub-Advised Funds”) approve, a new investment sub-advisory agreement between Eaton Vance and EVAIL or Parametric, as applicable.  As described in more detail below, Eaton Vance has retained, and intends to continue to retain, EVAIL or Parametric, as applicable, for the Sub-Advised Funds noted below.

Proposal 2A: Approval of a New Investment Sub-Advisory Agreement with EVAIL (ETG, ETO, and EXG) (the “EVAIL Sub-Advised Funds”)

It is proposed that EVAIL, an affiliate of Eaton Vance, continue to serve as investment sub-adviser to each EVAIL Sub-Advised Fund listed in Proposal 2A pursuant to a new investment sub-advisory agreement.

Proposal 2B: Approval of a New Investment Sub-Advisory Agreement with Parametric (ETB, ETV, ETW, and EXD) (the “Parametric Sub-Advised Funds”)

It is proposed that Parametric, an affiliate of Eaton Vance, continue to serve as investment sub-adviser to each Parametric Sub-Advised Fund listed in Proposal 2B pursuant to a new investment sub-advisory agreement.

EVAIL and Parametric are referred to herein as the “Sub-Advisers.”  Each Sub-Adviser currently serves as an investment sub-adviser to the respective Sub-Advised Funds.  Each Sub-Adviser is an indirect, wholly-owned subsidiary of EVC.  The termination of each Sub-Advised Fund’s investment advisory agreement with Eaton Vance would result in the automatic termination of the Sub-Advised Funds’ current sub-advisory agreements.  In order to ensure that each Sub-Advised Fund retains the benefit of the sub-advisory services provided by the relevant Sub-Adviser, Eaton Vance intends to enter into new investment sub-advisory agreements with EVAIL and Parametric, as applicable, that will be substantively similar to the current investment sub-advisory agreements with respect to the Sub-Advised Funds. In connection with the approval of new investment sub-advisory agreements, Eaton Vance proposed, and each Board approved, certain changes to the provisions of the current agreements in order to standardize, clarify, and modernize the current agreements. The Boards believe that this standardization will benefit shareholders by making the administration of the Funds’ investment sub-advisory agreements more efficient. A general description of the differences between the existing and proposed sub-advisory agreements appears below.  The Trustees have unanimously approved these new investment sub-advisory agreements.

The form of the proposed new investment sub-advisory agreements between Eaton Vance and EVAIL is attached at Appendix I.  The form of the proposed new investment sub-advisory agreements between Eaton Vance and Parametric is attached at Appendix J.  You should refer to Appendix I or Appendix J, as applicable, for the complete terms of a Fund’s proposed new investment sub-advisory agreement.  The date of each Fund’s current investment sub-advisory agreement, the date on which it was last approved by shareholders (if applicable), and the date on which its continuance was last approved by the relevant Board is set forth in Appendix K.

Proposal 2A:Approval of New Investment Sub-Advisory Agreements with EVAIL

Comparison of New Investment Sub-Advisory Agreements with EVAIL

The terms of the proposed new investment sub-advisory agreements with EVAIL, and certain differences between the proposed new sub-advisory agreements with EVAIL and the current agreements, are described generally below. Differences in language, stylistic changes, and changes to provisions that would not result in a change to a reasonable substantive interpretation of an agreement are not included in the below description; however, the complete text of the form of the proposed new sub-advisory agreements with EVAIL is attached at Appendix I.

Fees. EVAIL will not receive increased investment sub-advisory fees as a result of the Transaction.  There will be no change in the rate of the fees that Eaton Vance will pay to EVAIL under the proposed investment sub-advisory agreements, as compared to the rate of fees that Eaton Vance currently pays to EVAIL under the existing investment sub-advisory agreements.

The current and proposed fee schedules for investment sub-advisory services for each EVAIL Sub-Advised Fund are described in Appendix C. The proposed investment sub-advisory agreements make explicit that Eaton Vance is solely responsible for the payment of the compensation to EVAIL, that EVAIL agrees to seek payment of its compensation solely from Eaton Vance, and that the EVAIL Sub-Advised Funds shall have no liability for EVAIL’s compensation pursuant to the agreements.

Duties of the Sub-Adviser. The current and proposed investment sub-advisory agreements contain substantially similar provisions relating to the retention of EVAIL as investment sub-adviser to render portfolio management services to the EVAIL Sub-Advised Funds. In pursuit of the foregoing, EVAIL shall provide the EVAIL Sub-Advised Funds with such investment management and supervision as Eaton Vance may, from time to time, consider necessary for the proper supervision of the EVAIL Sub-Advised Funds’ investments.  The proposed investment sub-advisory agreements provide that the services to be provided by EVAIL pursuant to the agreement will apply to the portion of an EVAIL Sub-Advised Fund’s assets that Eaton Vance or the Trustees of the EVAIL Sub-Advised Fund shall from time to time designate, which may consist of all or a portion of the EVAIL Sub-Advised Fund’s assets.  The proposed investment sub-advisory agreements also clarify that, subject to approval of the EVAIL Sub-Advised Fund’s Board and notice to EVAIL, Eaton Vance retains complete authority immediately to assume direct responsibility for any function delegated to EVAIL under the agreements.

The current and proposed investment sub-advisory agreements permit EVAIL to buy, sell, and otherwise trade in any and all types of securities and investment instruments on behalf of the EVAIL Sub-Advised Funds; the proposed investment sub-advisory agreements explicitly refer to trading in commodities and derivatives in addition to securities and other investment instruments.

Best Execution.  The proposed investment sub-advisory agreements provide that EVAIL shall use its best efforts to seek to execute security transactions at prices that are advantageous to the EVAIL Sub-Advised Funds and describe considerations for EVAIL’s selection of brokers and dealers, including soft dollar considerations, which are subject to policies and procedures adopted by the Board. This language is not included in the current investment sub-advisory agreements.  In addition to the policies and procedures adopted by the Board, EVAIL has its own policies and procedures relating to best execution and client commission arrangements.  None of the policies and procedures or current execution practices are expected to change as a result of the Transaction.

Whereas the current investment sub-advisory agreements provide that EVAIL shall place purchase and sale orders either directly with the issuer or with brokers or dealers, the proposed investment sub-advisory agreements clarify that EVAIL may also place orders for the purchase or sale of portfolio investments with futures commission merchants or other market participants selected by EVAIL.

Standard of Care.  The proposed investment sub-advisory agreements provide that EVAIL shall exercise reasonable care in the performance of its duties under the agreements and will conduct its activities thereunder in compliance with the applicable requirements of the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws, any applicable procedures adopted by the EVAIL Sub-Advised Fund’s Board that have been provided to EVAIL, and the provisions of the EVAIL Sub-Advised Fund’s registration statement, each as may be amended. A similar provision is not included in the current investment sub-advisory agreements.

Expenses. The current and proposed new investment sub-advisory agreements provide that the EVAIL Sub-Advised Funds will pay all expenses other than those expressly stated to be payable by EVAIL, including certain expenses set forth in the agreement.  In the proposed new investment sub-advisory agreements, the detail as to the various expenses that may be borne by the EVAIL Sub-Advised Funds has been updated. In particular, among other expenses, the proposed new investment sub-advisory agreements provide that an EVAIL Sub-Advised Fund shall bear the expenses of listing shares of the EVAIL Sub-Advised Funds with a stock exchange, as well as any investment advisory, sub-investment advisory, or similar management fee payable by the EVAIL Sub-Advised Fund, all expenses incurred in connection with the EVAIL Sub-Advised Funds’ use of a line of credit or other borrowings or leverage, and the costs of any pricing or valuation services employed by the EVAIL Sub-Advised Fund to value its investments including primary and comparative valuations services. Moreover, the proposed new investment sub-advisory agreements do not explicitly provide that EVAIL Sub-Advised Funds will pay the fees and expenses associated with registering and maintaining registrations of the EVAIL Sub-Advised Funds’ principal underwriter as broker dealers or agents under state securities laws. The expense provisions in the proposed new investment sub-advisory agreements are intended to clarify existing arrangements and, if approved, would not result in a change in the expenses that the EVAIL Sub-Advised Funds currently bear.

Limitation of Liability. Both the current and proposed new investment sub-advisory agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties, EVAIL shall not be subject to liability to Eaton Vance, to the EVAIL Sub-Advised Fund, or to any shareholder of the EVAIL Sub-Advised Fund for any act or omission in connection with rendering services under the agreement.

The current and proposed investment sub-advisory agreements include an acknowledgement of the limited personal liability of the Trustees, officers, and shareholders of each of Eaton Vance and the EVAIL Sub-Advised Funds as provided for in the Declarations of Trust for each of Eaton Vance and the EVAIL Sub-Advised Funds.

Third Party Beneficiaries. The current investment sub-advisory agreements provide that such agreements shall not confer upon any person that is not a party to such agreement any right, benefit, or remedy thereunder.  The proposed investment sub-advisory agreements clarify that each EVAIL Sub-Advised Fund is a third party beneficiary to the agreement and that, aside from the EVAIL Sub-Advised Fund, nothing in the agreement, express or implied, is intended to or shall confer upon any person not a party thereto (including, but not limited to, shareholders of an EVAIL Sub-Advised Fund) any right, benefit or remedy of any nature whatsoever under or by reason of the agreement.

Other Interests. The proposed new investment sub-advisory agreements clarify that the services of EVAIL to an EVAIL Sub-Advised Fund are not exclusive and contemplate that EVAIL may provide investment advice to other funds and accounts that may differ from or conflict with the advice provided to the EVAIL Sub-Advised Fund.

Books and Records. The proposed investment sub-advisory agreement provides that EVAIL shall preserve the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.  The proposed investment sub-advisory agreement further provides that all records maintained by EVAIL for an EVAIL Sub-Advised Fund are the property of the EVAIL Sub-Advised Fund and that EVAIL agrees to surrender promptly to an EVAIL Sub-Advised Fund any of such records upon the EVAIL Sub-Advised Fund’s or Eaton Vance’s request in compliance with the requirements of the 1940 Act. Although EVAIL is currently complying with this regulatory requirement, the current investment sub-advisory agreements are silent on this point.

Governing Law and Legal Requirements.  The current and proposed investment sub-advisory agreements provide that such agreements shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts. The current and proposed new investment sub-advisory agreements refer to certain requirements under the 1940 Act and provide that these requirements will be deemed to reflect the effect of any modification or interpretation by any applicable order, rule, regulation, or interpretive release of the SEC or guidance issued by the staff thereof.

Proposal 2B: Approval of New Investment Sub-Advisory Agreements with Parametric

Comparison of New Investment Sub-Advisory Agreements with Parametric

Eaton Vance proposed, and the Boards of ETB, ETV, ETW, and EXD approved, a new form of investment sub-advisory agreement with Parametric that would update the current investment sub-advisory agreements and align them more closely with one another and with the investment sub-advisory agreements between Eaton Vance and its other affiliated sub-advisers (such as EVAIL). The terms of the proposed new investment sub-advisory agreements with Parametric, and certain differences between the proposed new sub-advisory agreements with Parametric and the current agreements, are described generally below. Differences in language, stylistic changes, and changes to provisions that would not result in a change to a reasonable substantive interpretation of an agreement are not included in the below description; however, the complete text of the form of the proposed new sub-advisory agreements with Parametric is attached at Appendix J.

Fees. Parametric will not receive increased investment sub-advisory fees as a result of the Transaction.  There is no change in the rate of the fees that Eaton Vance will pay to Parametric under the proposed investment sub-advisory agreements, as compared to the rate of fees that Eaton Vance currently pays to Parametric under the existing investment sub-advisory agreements.

The current and proposed fee schedules for investment sub-advisory services for each Parametric Sub-Advised Fund are described in Appendix C.  The current and proposed investment sub-advisory agreements provide that Eaton Vance is solely responsible for the payment of the compensation to Parametric, that Parametric agrees to seek payment of its compensation solely from Eaton Vance, and that the Parametric Sub-Advised Funds shall have no liability for Parametric’s compensation thereunder.

Duties of the Sub-Adviser. The current and proposed investment sub-advisory agreements contain substantially similar provisions relating to the retention of Parametric as investment sub-adviser to manage the investment and reinvestment of the assets of the Parametric Sub-Advised Funds, subject to the supervision of Eaton Vance and the Trustees of the Parametric Sub-Advised Funds. In connection with EXD’s prior investment objective and strategy, the current investment sub-advisory agreement for EXD provides that Parametric will be responsible for providing services relating to the Parametric Sub-Advised Fund’s options strategy. Parametric’s investment mandate for EXD was broadened in connection with the change to the Trust’s objective and strategy in February 2019. Accordingly, the proposed investment sub-advisory agreement for EXD will appoint Parametric as the sub-adviser to EXD’s assets more generally, as is consistent with its current management of EXD.  The proposed investment sub-advisory agreements clarify that Parametric may buy, sell, and otherwise trade in any and all types of securities, commodities, derivatives, and investment instruments on behalf of each Parametric Sub-Advised Fund.

The proposed investment sub-advisory agreements provide that the services to be provided by Parametric pursuant to the agreements will apply to the portion of a Parametric Sub-Advised Fund’s assets that Eaton Vance or the Trustees of the Parametric Sub-Advised Fund shall from time to time designate, which may consist of all or a portion of the Parametric Sub-Advised

Fund’s assets. The current and proposed investment sub-advisory agreements also state that, subject to approval of each Parametric Sub-Advised Fund’s Board and notice to Parametric, Eaton Vance retains complete authority immediately to assume direct responsibility for any function delegated to Parametric under the agreements.

Best Execution.  The current and proposed investment sub-advisory agreements provide that Parametric is authorized to select broker-dealers with which to execute trades on behalf of the Parametric Sub-Advised Funds.  While the current investment sub-advisory agreements prohibit Parametric from the use of soft dollars, the proposed investment sub-advisory agreements allow the use of soft dollars subject to certain considerations. However, the proposed investment sub-advisory agreements also provide that Parametric’s selection of broker-dealers is subject to the policies and procedures adopted by the Boards.  Because Parametric does not use, or expect to use, soft dollars, the change in language does not reflect an expected change in practice.

Whereas the current investment sub-advisory agreements provide that Parametric shall place purchase and sale orders with brokers or dealers, the proposed investment sub-advisory agreements clarify that Parametric may also place orders for the purchase or sale of portfolio investments with futures commission merchants or other market participants selected by Parametric.

Standard of Care.  The current and proposed investment sub-advisory agreements require that Parametric exercise reasonable care in the performance of its duties under the agreements, and the proposed investment sub-advisory agreement clarifies that Parametric will conduct its activities thereunder in compliance with the applicable requirements of the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws, any applicable procedures adopted by each Parametric Sub-Advised Fund’s Board that have been provided to Parametric, and the provisions of the Parametric Sub-Advised Fund’s registration statement, each as may be amended.

Expenses. There are no material differences in the framework with respect to how fees and expenses are allocated between a Parametric Sub-Advised Fund and Parametric under the current and proposed new investment sub-advisory agreements.  Under both the current and proposed new investment sub-advisory agreements, Parametric will bear its overhead costs and other expenses incurred by it in connection with the provision of its services, and the Parametric Sub-Advised Funds will bear the expenses not payable by Eaton Vance or Parametric. The current investment sub-advisory agreements for ETB, ETV, and ETW principally detail Parametric’s obligations to pay the expenses incurred by it and its staff in connection with its duties under the agreement, while the current sub-advisory agreement for EXD and the proposed new investment sub-advisory agreements enumerate examples of expenses that will be borne by the Parametric Sub-Advised Funds. The existing agreement for EXD and the proposed new investment sub-advisory agreements provide substantially similar examples of the expenses to be borne by the Parametric Sub-Advised Funds, except that the proposed new investment sub-advisory agreements explicitly provide that a Parametric Sub-Advised Fund shall bear the expenses of any investment advisory, sub-investment advisory, or similar management fee payable by the Parametric Sub-Advised Fund, all expenses incurred in connection with the Parametric Sub-Advised Funds’ use of a line of credit or other borrowings or leverage, and the costs of any pricing or valuation services employed by the Parametric Sub-Advised Fund to value its investments including primary and comparative valuations services. Moreover, the proposed new investment sub-advisory agreements do not explicitly provide that the Parametric Sub-Advised Funds will pay the fees and expenses associated with registering and maintaining registrations of the Parametric Sub-Advised Funds’ principal underwriter as broker dealers or agents under state securities laws. The expense provisions in the proposed new investment sub-advisory agreements are intended to clarify existing arrangements and, if approved, would not result in a change in the expenses that the Parametric Sub-Advised Funds currently bear.

Other Interests. The proposed new investment sub-advisory agreements contain a provision in which the parties acknowledge that the Trustees, officers, and shareholders of a Parametric Sub-Advised Fund may be or may become interested in Parametric or in other entities sponsored by Parametric, and that the trustees, officers, employees, and shareholders of Parametric may be or may become interested in a Parametric Sub-Advised Funds. While the current investment sub-advisory agreement for EXD contains a similar provision, the current investment sub-advisory agreements for ETB, ETV, and ETW are silent on this point. The proposed new investment sub-advisory agreements also clarify that the services of Parametric to a Parametric Sub-Advised Fund are not exclusive and contemplate that Parametric may provide investment advice to other funds and accounts that may differ from or conflict with the advice provided to the Parametric Sub-Advised Funds.

Limitation of Liability. The current investment sub-advisory agreements for ETB, ETV, and ETW and the proposed new investment sub-advisory agreements for ETB, ETV, ETW, and EXD limit the liability of Parametric and Eaton Vance to situations in which there is willful misfeasance, bad faith, or negligence.  The current investment sub-advisory agreement for EXD contains a similar limitation, except that it applies a gross negligence standard and does not contain a provision that limits Eaton Vance’s liability under the agreement. The change to EXD’s liability provisions will provide a consistent liability standard for Parametric and Eaton Vance and is protective of the Parametric Sub-Advised Funds.

Third Party Beneficiaries. The current investment sub-advisory agreements for ETB, ETV, and ETW and the proposed investment sub-advisory agreements provide that each Parametric Sub-Advised Fund is a third party beneficiary to the agreement.  The current investment sub-advisory agreement for EXD is silent on the point.

Indemnification.  Pursuant to the current investment sub-advisory agreements for ETB, ETV, and ETW, each of Eaton Vance and Parametric agree to indemnify the other against losses in certain circumstances.  There is no similar indemnification provision in the current investment sub-advisory agreement for EXD or in the proposed new investment sub-advisory agreement. The indemnification provisions shift risk among the two affiliated advisers and the removal of the provisions will not impact the Parametric Sub-Advised Funds.

Duration and Termination. The current and proposed new investment sub-advisory agreements have substantially similar provisions regarding the duration and termination of the agreements, except that the proposed new investment sub-advisory agreements provide that Parametric can terminate the agreement on 60 days’ written notice while existing agreements require Parametric to provide three months’ written notice, unless the Parametric Sub-Advised Fund or Eaton Vance requests an additional three month period of time (or unless either party becomes legally incapable of providing the services or ceases to be a registered adviser, in which case Parametric can terminate immediately).

Governing Law and Legal Requirements.  The current and proposed investment sub-advisory agreements provide that such agreements shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts. The current and proposed new investment sub-advisory agreements refer to certain requirements under the 1940 Act and provide that these requirements will be deemed to reflect the effect of any modification or interpretation by any applicable order, rule, regulation, or interpretive release of the SEC or guidance issued by the staff thereof.

Proposals 2A and 2B:

Board Considerations

At a meeting held on November 10, 2020, the Board of each of ETG, ETO, EXG, ETB, ETV, ETW, and EXD, including a majority of the Independent Trustees, voted to approve a new investment sub-advisory agreement between Eaton Vance and EVAIL, with respect to the EVAIL Sub-Advised Funds, and Parametric, with respect to the Parametric Sub-Advised Funds.  In voting its approval of the new investment sub-advisory agreement, the Board of each of ETG, ETO, EXG, ETB, ETV, ETW, and EXD relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees.  Prior to and during meetings leading up to the meeting held on November 10, 2020, the Contract Review Committee of each Board reviewed and discussed information furnished by Eaton Vance, EVAIL and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the new investment sub-advisory agreement and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of the Transaction on the Funds and their shareholders.  In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, each Board and its Contract Review Committee also considered information furnished for prior meetings of the Boards and their committees, including information provided in connection with the annual contract review process for ETG, ETO, EXG, ETB, ETV, ETW, and EXD, which most recently culminated in April 2020.  The Board of each of ETG, ETO, EXG, ETB, ETV, ETW, and EXD, including the Independent Trustees, concluded that the new investment sub-advisory agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the new investment sub-advisory agreement and to recommend that shareholders do so as well.  Each Board’s considerations are described in more detail in Appendix H.

Required Vote and Related Matters

Approval of a Fund’s proposed new investment sub-advisory agreement requires the affirmative vote of a 1940 Act Majority of the voting securities of the Fund, provided the applicable quorum, as described below under “Further Information About Voting and the Joint Special Meeting – Quorum and Methods of Tabulation,” has been satisfied.

This Proposal is subject to the Closing and, with respect to a particular Fund, shareholders’ approval of Proposal 1, which seeks approval of a new investment advisory agreement between each Fund and Eaton Vance.  If the shareholders of a given Fund do not approve Proposal 1 or the Transaction is not completed, this Proposal 2 will be deemed null with respect to that Fund.  The Board of such Fund will consider whether other appropriate actions, if any, are warranted.

Please note that even if shareholders of a Fund approve Proposal 2, it is possible that a new investment sub-advisory agreement will not take effect.  This is because the Closing is subject to the completion or waiver of certain conditions.  One of these conditions is that EVC must obtain the consent to the Transaction of EVC clients generating a specified percentage of EVC’s aggregate revenue run-rate as of September 30, 2020.

On the other hand, the Closing may take place even if shareholders of your Fund(s) do not approve Proposal 2.  If this should happen, the Board(s) of such Fund(s) would consider what additional actions to take, which could include continuing to solicit approval of a new investment sub-advisory agreement.  In addition, Eaton Vance could (and expects to) propose that the Board of each Fund approve an interim investment sub-advisory agreement to permit continuity of management while solicitation continues.  The terms of an interim investment sub-advisory agreement would be identical to those of the current investment sub-advisory agreement except for term and escrow provisions required by applicable law.

BOARD RECOMMENDATION

The Board of each Fund listed above believes that the new investment sub-advisory agreement is in the best interests of such Fund. Accordingly, each Fund’s Board unanimously recommends that shareholders vote FOR the approval of the new investment sub-advisory agreement as set forth in Proposal 2A or Proposal 2B.

Further Information About Voting and the Joint Special Meeting

Quorum and Methods of Tabulation.  A quorum with respect to the Meeting of a Fund requires the presence, in person or by proxy, of a majority of the outstanding shares of the Fund entitled to vote. All shares that are voted and votes to abstain will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which a broker returns a proxy but for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)  Accordingly, abstentions and broker non-votes, which will be treated as shares that are present at the Meeting but which have not been voted, will assist a Fund in obtaining a quorum.  In the event that a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes by the shareholders of a Fund in favor of a Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of the holders of a majority of the shares of that Fund that are entitled to vote and present in person or by proxy at the session of the Meeting to be adjourned.  The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made.  They will vote against any such adjournment those proxies required to be voted against such Proposal.  The costs of any such additional solicitation and of any adjourned session will be borne by EVC.

With respect to both Proposals, abstentions and broker non-votes have the effect of a negative vote on the Proposal.  Please note that broker non-votes are not expected with respect to either Proposal because brokers are required to receive instructions from the beneficial owners or persons entitled to vote in order to submit proxies.

Other business.  The Trustees know of no matters other than those described in this Proxy Statement to be brought before the Meeting.  Pursuant to each Fund’s Amended and Restated By-Laws, since this is a special meeting of shareholders, only such business shall be conducted at the Meeting as shall have been brought before the Meeting pursuant to the notice of Meeting.

Revocation of proxies. An executed proxy delivered to a Fund is revocable by the person giving it, prior to its exercise, by a signed writing filed with the Fund’s Secretary, by executing and delivering a later dated proxy, or by voting at the Meeting.  If you hold Fund shares entitled to vote through an intermediary (such as a broker, bank, adviser or custodian), please consult with the intermediary regarding your ability to revoke voting instructions after they have been provided.

If you are a record holder of Fund shares entitled to vote and plan to attend the Meeting in person, you must show a valid photo identification (such as a driver’s license) to gain admission to the Meeting. Please call 1-800-262-1122 for information on how to obtain directions to be able to attend the Meeting and vote in person.  If you hold Fund shares entitled to vote through an intermediary and plan to attend the Meeting in person, you will be required to show a valid photo identification and authority to vote your shares (referred to as a “legal proxy”) to gain admission to the Meeting.  You must contact your intermediary to obtain a legal proxy for your shares.

Additional Meeting Information

Date for receipt of shareholders’ proposals for subsequent meetings of shareholders.  To be considered for presentation at a Fund’s 2021 Annual Meeting of Shareholders, a shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received at the Fund’s principal office c/o the Secretary of the Fund on or before the date listed in Appendix L.  Written notice of a shareholder proposal submitted outside of the processes of Rule 14a-8 must be delivered to the Fund’s principal office c/o the Secretary of the Fund no later than and no earlier than the dates listed in Appendix L.  In order to be included in the Fund’s proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements.  Timely submission of a proposal does not guarantee that such proposal will be included.

Proxy Solicitation and Tabulation.  The expense of preparing, printing, and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Board will be borne by EVC and not by the Funds.  Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by officers of a Fund, by personnel of its administrator, Eaton Vance, by the transfer agent, American Stock Transfer & Trust Company, LLC, by broker-dealer firms, or by a professional solicitation organization.  A written proxy may be delivered to a Fund or its transfer agent prior to the Meeting by facsimile machine, graphic communication equipment or similar electronic transmission.  EVC will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.  Total estimated proxy solicitation costs are approximately $[  ].

As part of our effort to maintain a safe and healthy environment at the Meeting, the Funds and the Boards are closely monitoring statements issued by the Centers for Disease Control and Prevention (cdc.gov) and local authorities regarding the novel coronavirus disease, COVID-19.  For that reason, the Board of each Fund reserves the right to reconsider the date, time, and/or means of convening the Meeting for that Fund.  Subject to any restrictions imposed by applicable law, the Board(s) may choose to conduct the Meeting of one or more Funds solely by means of remote communications, or may hold a “hybrid” meeting where some participants attend in person and others attend by means of remote communications.  If the Board chooses to change the date, time, and/or means of convening the Meeting for a Fund, the Fund will publicly announce the decision to do so in advance, and details on how to participate will be issued by press release and filed with the SEC as additional proxy material.  Attendees are also encouraged to review guidance from public health authorities on this issue.

Duplicate mailings.  As permitted by SEC rules, Eaton Vance’s policy is to send a single copy of the Proxy Statement to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise.  Separate proxy cards will be included with the Proxy Statement for each account registered at that address.  If you would prefer to receive your own copy of the Proxy Statement, please call our proxy information line at [  ].

Financial information.  The Funds’ Secretary will furnish to you, upon request and without charge, a copy of the Fund’s annual report for its most recent fiscal year, and a copy of its semi-annual report for any subsequent semi-annual period. Shareholders desiring to obtain a copy of such reports should call [   ], send an email to corporateservices@astfundsolutions.com or write to the Funds c/o AST Fund Solutions, LLC, 55 Challenger Road, Suite 201, Ridgefield Park, NJ 07660. Shareholder reports are also available on the Eaton Vance website at https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php.

Eaton Vance Management. Eaton Vance is the investment adviser of each Fund and also serves as each Fund’s administrator.  Eaton Vance is a business trust organized under the laws of The Commonwealth of Massachusetts.  Eaton Vance, Inc. (“EV”) serves as sole trustee of Eaton Vance.  EV and Eaton Vance are wholly-owned subsidiaries of EVC, a Maryland corporation and publicly-held holding company.  EVC, through its subsidiaries and affiliates, engages primarily in investment management, administration and marketing activities.  The Directors of EVC are Thomas E. Faust Jr., Ann E. Berman, Leo I. Higdon, Jr., Paula A. Johnson, Brian D. Langstraat, Dorothy E. Puhy, Winthrop H. Smith, Jr. and Richard A. Spillane, Jr.  All shares of the outstanding voting common stock of EVC are deposited in a voting trust, the voting trustees of which are Paul W. Bouchey, Mr. Faust, Craig R. Brandon, Daniel C. Cataldo, Michael A. Cirami, Cynthia J. Clemson, James H. Evans, Maureen A. Gemma, Laurie G. Hylton, Mr.

Langstraat, Thomas Lee, Frederick S. Marius, David C. McCabe, Scott H. Page, Edward J. Perkin, Lewis R. Piantedosi, Charles B. Reed, Craig P. Russ, Thomas Chan Lin Seto, John L. Shea, Eric A. Stein, John H. Streur, Andrew N. Sveen, Michael W. Weilheimer, R. Kelly Williams and Matthew J. Witkos (all of whom are officers of Eaton Vance or its affiliates).  The voting trustees have unrestricted voting rights for the election of directors of EVC.  All of the outstanding voting trust receipts issued under said voting trust are owned by certain of the officers of Eaton Vance who may also be officers, or officers and directors of EVC and EV.

The names and principal occupations of the principal executive officers of Eaton Vance are listed below.  The address for each director of EVC and each officer listed below is Two International Place, Boston, MA 02110.

Thomas E. Faust Jr., President & Chief Executive Officer

Frederick S. Marius, Vice President & Chief Legal Officer

Laurie G. Hylton, Vice President & Chief Financial Officer

Richard F. Froio, Vice President & Chief Compliance Officer

Daniel C. Cataldo, Vice President & Chief Administrative Officer

Eaton Vance and Parametric provide investment advisory services to other funds that may have investment objectives and policies similar to those of certain Funds.  The table in Appendix M identifies these other funds and states their net assets and the management fees that they paid to Eaton Vance and Parametric during the fiscal years noted.

Eaton Vance Advisers International Ltd.  EVAIL is a wholly-owned subsidiary of Eaton Vance.  The names and principal occupations of the directors and principal executive officers of EVAIL are listed below.  The address for each director and each officer listed below is 125 Old Broad Street, London, United Kingdom, EC2N 1AR:

Michaella J. Callaghan, Director

Thomas E. Faust Jr., Director

Tjalling J. Halbertsma, Director

Frederick S. Marius, Director

Meghann L. Clark, U.S. Chief Compliance Officer

Parametric Portfolio Associates LLC. Parametric is an indirect, wholly-owned subsidiary of EVC.  The members of Parametric are Eaton Vance Acquisitions (“EVA”) and Parametric Portfolio, L.P (“Parametric Portfolio”).  EVC wholly owns EVA and EVA Holdings, LLC, which controls Parametric Portfolio.  The names and principal occupations of the directors and principal executive officers of Parametric are listed below.  The address for each director and each officer listed below is 800 Fifth Ave, Suite 2800, Seattle, WA 98104:

Brian D. Langstraat, Manager, Chief Executive Officer

Thomas E. Faust Jr., EVA Representative

Laurie G. Hylton, EVA Representative, Treasurer

Frederick S. Marius, EVA Representative, Secretary, Chief Legal Officer

Randall S. Hegarty, Chief Compliance Officer

Thomas Lee, Chief Investment Officer

Ranjit Kapila, Chief Technology Officer and Head of Operations

Payments to Eaton Vance, EVAIL, Parametric or Affiliates.  Appendix N shows amounts paid to Eaton Vance, EVAIL, Parametric, or any of their current or prospective affiliates during each Fund’s most recent fiscal year for the services noted.  The Funds made no other material payments to Eaton Vance, EVAIL, Parametric, or any of their current or prospective affiliates during the periods shown.

Limitation of Trustee Liability.  Each Fund’s organizational documents provide that the Fund will indemnify its Trustees and officers, to the fullest extent permitted by applicable law, against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, provided that they exercised reasonable care, except if it is determined that they have acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.  Each Fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Trustees, Officers, and Other Information.  All of the Funds’ officers, as well as Thomas E. Faust Jr., a Trustee who is an “interested” (as defined in the 1940 Act) person of the Funds, are employees of Eaton Vance or its affiliates.  Because of their positions with Eaton Vance or its affiliates, the officers and interested Trustee will benefit from any management fees, distribution fees, custodian fees, and investor servicing fees paid or allowed by the Funds.  [No Independent Trustee owns any securities or has any other material direct or indirect interest in Eaton Vance, EVC, or any other person controlling, controlled by or under common control with Eaton Vance, either currently or upon the Closing.]

Appendix O lists the current Trustees and officers of each Fund.

5% Ownership.  As of October 29, 2020, to the knowledge of the Funds, no person other than those listed in Appendix P owned beneficially or of record 5% or more of the outstanding shares of any Fund.

Security Ownership.  To the best of the Funds’ knowledge, as of October 28, 2020, each Trustee, and the officers and Trustees of each Fund as a group, owned less than 1% of the outstanding shares of each Fund.

Affiliated Broker Commissions.  As a result of the Closing, broker-dealers affiliated with Morgan Stanley, including Morgan Stanley & Co. LLC and Morgan Stanley Smith Barney LLC, each will be considered an affiliated broker of each Fund.  The aggregate amount of commissions paid to such affiliated brokers during each Fund’s most recently completed fiscal year, and the percentage of the Fund’s aggregate brokerage commissions paid to such affiliated brokers during such fiscal years, are listed in Appendix Q.

****************

APPENDIX A

Investment Advisory Agreements:
Compensation

Fund	Advisory Fee Schedule	Amount of Advisory Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Fiscal Year End	Annual Rate at which Advisory Fees were Paid	Assets on Which Advisory Fee is Charged (including incorporation of fee reduction agreement language where applicable)
EVM	0.60%	$3,222,365	9/30	0.60%

Average weekly gross assets of the Trust.
Gross assets shall be calculated by deducting accrued liabilities of the Trust except (i) the principal amount of any indebtedness for money borrowed, including debt securities issued by the Trust and the amount of floating-rate notes included as a liability in the Fund's Statement of Assets and Liabilities of up to $228,750,000, and (ii) the amount of any outstanding preferred shares issued by the Trust.  Accrued liabilities are expenses incurred in the normal course of operations.

CEV	0.40%	$632,742	11/30	0.40%

Average weekly gross assets of the Trust.
Gross assets shall be calculated by deducting accrued liabilities of the Trust except (i) the principal amount of any indebtedness for money borrowed, including debt securities issued by the Trust and the amount of floating-rate notes included as a liability in the Fund's Statement of Assets and Liabilities of up to $59,000,000, and (ii) the amount of any outstanding preferred shares issued by the Trust.  Accrued liabilities are expenses incurred in the normal course of operations.

EOI	1.00%	$5,918,662	9/30	1.00%

Average daily gross assets of the Trust.
(For purposes of this calculation, “gross assets” of the Trust shall mean total assets of the Trust, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Trust’s investment objectives and policies, and/or (iv) any other means.)

Fund	Advisory Fee Schedule	Amount of Advisory Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Fiscal Year End	Annual Rate at which Advisory Fees were Paid	Assets on Which Advisory Fee is Charged (including incorporation of fee reduction agreement language where applicable)
EOS	1.00%	$7,987,172	12/31	1.00%

Average daily gross assets of the Trust.
(For purposes of this calculation, “gross assets” of the Trust shall mean total assets of the Trust, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Trust’s investment objectives and policies, and/or (iv) any other means.)

EVV	0.75%	$19,325,630	3/31	0.75%

Average weekly gross assets of the Trust.
(Gross assets shall be calculated by deducting accrued liabilities of the Trust except the principal amount of any indebtedness for money borrowed, including debt securities issued by the Trust, and the amount of any outstanding preferred shares issued by the Trust.  Accrued liabilities are expenses incurred in the normal course of operations.)

EIM	0.60%	$11,031,648	9/30	0.60%

Average weekly gross assets of the Trust.
Gross assets shall be calculated by deducting accrued liabilities of the Trust except (i) the principal amount of any indebtedness for money borrowed, including debt securities issued by the Trust and the amount of floating-rate notes included as a liability in the Fund's Statement of Assets and Liabilities of up to $801,875,000, and (ii) the amount of any outstanding preferred shares issued by the Trust.  Accrued liabilities are expenses incurred in the normal course of operations.

Fund	Advisory Fee Schedule	Amount of Advisory Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Fiscal Year End	Annual Rate at which Advisory Fees were Paid	Assets on Which Advisory Fee is Charged (including incorporation of fee reduction agreement language where applicable)
EVN	0.400%	$3,931,730	11/30	0.400%

Average weekly gross assets of the Trust.
Gross assets shall be calculated by deducting accrued liabilities of the Trust except (i) the principal amount of any indebtedness for money borrowed, including debt securities issued by the Trust and the amount of floating-rate notes included as a liability in the Fund's Statement of Assets and Liabilities of up to $289,500,000, and (ii) the amount of any outstanding preferred shares issued by the Trust.  Accrued liabilities are expenses incurred in the normal course of operations.

ENX	0.60%	$2,374,516	9/30	0.60%

Average weekly gross assets of the Trust.
Gross assets shall be calculated by deducting accrued liabilities of the Trust except (i) the principal amount of any indebtedness for money borrowed, including debt securities issued by the Trust and the amount of floating-rate notes included as a liability in the Fund's Statement of Assets and Liabilities of up to $165,000,000, and (ii) the amount of any outstanding preferred shares issued by the Trust.  Accrued liabilities are expenses incurred in the normal course of operations.

ETJ	1.00%	$5,917,417	12/31	1.00%

Average daily gross assets of the Trust.
(For purposes of this calculation, "gross assets" of the Trust shall mean total assets of the Trust, including any form of investment leverage, minus all accrued expenses incurred in the normal form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Trust's investment objectives and policies, and/or (iv) any other means.)

Fund	Advisory Fee Schedule	Amount of Advisory Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Fiscal Year End	Annual Rate at which Advisory Fees were Paid	Assets on Which Advisory Fee is Charged (including incorporation of fee reduction agreement language where applicable)
EVG	0.75%	$2,989,967	10/31	0.75%

Average daily total leveraged assets of the Trust.
For purposes of this calculation, “total leveraged assets” of the Trust shall mean the value of all assets of the Trust (including assets acquired with financial leverage), plus the notional value of long and short forward foreign currency contracts and futures contracts and swaps based upon foreign currencies, issuers or markets held by the Trust, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility/commercial paper program or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Trust’s investment objectives and policies, and/or (iv) any other means.  When the Trust holds both long and short forward currency contracts in the same foreign currency, the offsetting positions will be netted for purposes of determining total leveraged assets.  When the Trust holds other long and short positions in foreign obligations in a given country denominated in the same currency, total leveraged assets will be calculated by excluding the smaller of the long or short position.  If at any time investment leverage exceeds 40% of the Fund’s total leveraged assets, the Adviser shall not be entitled to receive the above described compensation with respect to total leveraged assets in excess of this amount.
The fee rate applicable to the Fund under the Advisory Agreement shall be determined based on the average daily leveraged assets of the Fund exclusive of its interest in any subsidiary.

Fund	Advisory Fee Schedule	Amount of Advisory Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Fiscal Year End	Annual Rate at which Advisory Fees were Paid	Assets on Which Advisory Fee is Charged (including incorporation of fee reduction agreement language where applicable)
EVT	Up to and including $1.5 billion: 0.850%; Over $1.5 billion up to and including $3 billion: 0.830%; Over $3 billion up to and including $5 billion: 0.810%; Over $5 billion: 0.790%	$17,488,398	10/31	0.844%

Average daily gross assets of the Trust.   (For purposes of this calculation, “gross assets” of the Trust shall mean total assets of the Trust, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Trust’s investment objectives and policies, and/or (iv) any other means.)

ETG	Up to and including $1.5 billion: 0.850%; Over $1.5 billion up to and including $3 billion: 0.830%; Over $3 billion up to and including $5 billion: 0.810%; Over $5 billion: 0.790%	$14,084,094	10/31	0.848%

Average daily gross assets of the Trust.
(For purposes of this calculation, “gross assets” of the Trust shall mean total assets of the Trust, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Trust’s investment objectives and policies, and/or (iv) any other means.)

Fund	Advisory Fee Schedule	Amount of Advisory Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Fiscal Year End	Annual Rate at which Advisory Fees were Paid	Assets on Which Advisory Fee is Charged (including incorporation of fee reduction agreement language where applicable)
ETO	0.85%	$3,944,810	10/31	0.85%

Average daily gross assets of the Trust.
(For purposes of this calculation, “gross assets” of the Trust shall mean total assets of the Trust, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Trust’s investment objectives and policies, and/or (iv) any other means.)

ETB	1.00%	$3,928,252	12/31	1.00%

Average daily gross assets of the Trust.
(For purposes of this calculation, “gross assets” of the Trust shall mean total assets of the Trust, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Trust’s investment objectives and policies, and/or (iv) any other means.)

Fund	Advisory Fee Schedule	Amount of Advisory Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Fiscal Year End	Annual Rate at which Advisory Fees were Paid	Assets on Which Advisory Fee is Charged (including incorporation of fee reduction agreement language where applicable)
ETV	1.00%	$11,579,733	12/31	1.00%

Average daily gross assets of the Trust.
(For purposes of this calculation, “gross assets” of the Trust shall mean total assets of the Trust, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Trust’s investment objectives and policies, and/or (iv) any other means.)

ETY	Up to and including $1.5 billion: 1.000%; Over $1.5 billion up to and including $3 billion: 0.980%; Over $3 billion up to and including $5 billion: 0.960%; Over $5 billion: 0.940%	$17,604,925	10/31	0.992%

Average daily gross assets of the Trust. (For purposes of this calculation, "gross assets" of the Trust shall mean total assets of the Trust, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned  in accordance with the Trust's investment objectives and policies, and/or (iv) any other means.)

Fund	Advisory Fee Schedule	Amount of Advisory Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Fiscal Year End	Annual Rate at which Advisory Fees were Paid	Assets on Which Advisory Fee is Charged (including incorporation of fee reduction agreement language where applicable)
ETW	1.00%	$10,947,540	12/31	1.00%

Average daily gross assets of the Trust.
(For purposes of this calculation, “gross assets” of the Trust shall mean total assets of the Trust, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Trust’s investment objectives and policies, and/or (iv) any other means.)

EXG	Up to and including $1.5 billion: 1.000%; Over $1.5 billion up to and including $3 billion: 0.980%; Over $3 billion up to and including $5 billion: 0.960%; Over $5 billion: 0.940%	$24,933,794	10/31	1.00%

Average daily gross assets of the Trust.

(For purposes of this calculation, “gross assets” of the Trust shall mean total assets of the Trust, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Trust’s investment objectives and policies, and/or (iv) any other means.)

APPENDIX B

Investment Advisory and Administrative Agreements: Compensation

Fund	Management Fee Schedule	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Fiscal Year End	Annual Rate at which Management Fees were Paid	Assets on Which Advisory Fee is Charged (including incorporation of fee reduction agreement language where applicable)
EFL	0.70% (0.35% during any extension period of the Trust’s term)	$2,153,852	6/30	0.70%

Average daily total managed assets of the Trust.
“Total managed assets” of the Trust shall mean total assets of the Trust (including assets attributable to borrowings, any outstanding preferred shares, or other forms of leverage) less accrued liabilities (other than liabilities representing borrowings or such other forms of leverage).  Other forms of leverage may include, for example, reverse repurchase agreements and forward commitments.  For purposes of calculating “total managed assets,” the liquidation preference of any preferred shares outstanding is not considered a liability.

EHT	0.70%	$1,681,508	3/31	0.70%

Average daily total managed assets of the Trust.
"Total managed assets" of the Trust shall mean total assets of the Trust (including assets attributable to borrowings, any outstanding preferred shares, or other forms of leverage) less accrued liabilities (other than liabilities representing borrowings or such other forms of leverage).  Other forms of leverage may include, for example, reverse repurchase agreements and forward commitments.  For purposes of calculating “total managed assets,” the liquidation preference of any preferred shares outstanding is not considered a liability.

B-1

Fund	Management Fee Schedule	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Fiscal Year End	Annual Rate at which Management Fees were Paid	Assets on Which Advisory Fee is Charged (including incorporation of fee reduction agreement language where applicable)
ETX	0.60%	$2,092,369	1/31	0.60%

Average daily total managed assets of the Trust.
"Total managed assets” of the Trust shall mean total assets of the Trust (including assets attributable to borrowings, any outstanding preferred shares, or other forms of leverage) less accrued liabilities (other than liabilities representing borrowings or such other forms of leverage).  Other forms of leverage may include, for example, reverse repurchase agreements and forward commitments.  For purposes of calculating “total managed assets,” the liquidation preference of any preferred shares outstanding is not considered a liability.

EOT	Up to and including $1.5 billion: 0.60%; $1.5 billion and over: 0.59%	$2,129,428	3/31	0.60%

Average daily gross assets of the Trust.
For purposes of this calculation, “gross assets” of the Trust shall mean total assets of the Trust, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Trust’s investment objectives and policies, and/or (iv) any other means.)

EXD	1.03%	$1,011,391	12/31	1.03%	Average daily net assets of the Trust “Net assets” of the Trust shall mean total assets of the Trust, minus all accrued expenses incurred in the normal course of operations.

B-2

APPENDIX C

Sub-Investment Advisory Agreements: Compensation

Fund	Sub-Advisory Fee Schedule	Amount of Sub-Advisory Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Fiscal Year End	Annual Rate at which Sub-Advisory Fees were Paid	Assets on Which Sub-Advisory Fee is Charged (including incorporation of fee reduction agreement language where applicable)
ETG	Up to and including $1.5 billion: 0.230%; Over $1.5 billion up to and including $3 billion: 0.225%; Over $3 billion up to and including $5 billion: 0.220%; Over $5 billion 0.214%	$3,813,169	10/31	0.230%

Average Daily Gross Assets for the Month
(For purposes of this calculation, "gross assets" of the Trust shall mean total assets of the Trust, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Trust's investment objectives and policies, and/or (iv) any other means). Such compensation shall be paid monthly in arrears on the last business day of each month.

ETO	0.230%	$1,067,725	10/31	0.230%

Average daily gross assets of the Trust. (For purposes of this calculation, "gross assets" of the Trust shall mean total assets of the Trust, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Trust's investment objectives and policies, and/or (iv) any other means.)

ETB	0.25%	$982,603	12/31	0.25%	Assets under management
ETV	0.25%	$2,894,933	12/31	0.25%	Assets under management

Fund	Sub-Advisory Fee Schedule	Amount of Sub-Advisory Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Fiscal Year End	Annual Rate at which Sub-Advisory Fees were Paid	Assets on Which Sub-Advisory Fee is Charged (including incorporation of fee reduction agreement language where applicable)

C-1

EXD	0.289%	$285,371	12/31	0.289%	Average daily net assets of the Trust “Net assets” of the Trust shall mean total assets of the Trust, minus all accrued expenses incurred in the normal course of operations.
ETW	0.25%	$2,736,885	12/31	0.25%	Assets under management
EXG	Up to and including $1.5 billion: 0.339%; Over $1.5 billion up to and including $3 billion: 0.332%; Over $3 billion up to and including $5 billion: 0.325%; Over $5 billion 0.319%	$8,541,234	10/31	0.336%

Average Daily Gross Assets of the Trust
(For purposes of this calculation, "gross assets" of the Trust shall mean total assets of the Trust, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Trust's investment objectives and policies, and/or (iv) any other means). Such compensation shall be paid monthly in arrears on the last business day of each month.

C-2

APPENDIX D

Number of Shares Outstanding as of the Record Date

Fund	Common Shares	Preferred Shares (if applicable)
EVM	24,994,339
CEV	7,133,575
EOI	39,323,898
EOS	49,711,258
EFL	23,621,612	320
EHT	21,464,504
EVV	116,147,018	8,640
EIM	71,953,184
ETX	10,846,011
EVN	39,667,163
EOT	15,313,384
ENX	18,118,294
ETJ	63,855,361
EVG	17,880,596
EVT	73,507,574
ETG	76,300,214
ETO	15,681,226
ETB	26,606,430
ETV	91,383,848
ETY	151,717,016
ETW	107,486,624
EXG	302,863,454
EXD	9,731,586

D-1

APPENDIX E

Form of New Investment Advisory Agreement

EATON VANCE [TRUST]

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of this [x]th day of [MONTH], [YEAR], between [TRUST], a Massachusetts business trust (the “Trust”), and Eaton Vance Management, a Massachusetts business trust (the “Adviser”).

1.Duties of the Adviser.  The Trust hereby employs the Adviser to act as investment adviser for and to manage the investment and reinvestment of the assets of the Trust and to administer its investment affairs, subject to the supervision of the Trustees of the Trust, for the period and on the terms set forth in this Agreement.

(a) The Adviser hereby accepts such employment, and undertakes to afford to the Trust the advice and assistance of the Adviser’s organization in the choice of investments and in the purchase and sale of securities for the Trust and to furnish for the use of the Trust office space and all necessary office facilities, equipment and personnel for servicing the investments of the Trust and for administering its investment affairs and to pay the salaries and fees of all officers and Trustees of the Trust who are members of the Adviser’s organization and all personnel of the Adviser performing services relating to research and investment activities.  The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

(b)The Adviser shall provide the Trust with such investment management and supervision as the Trust may from time to time consider necessary for the proper supervision of the Trust’s investments.  As investment adviser to the Trust, the Adviser shall furnish continuously an investment program and shall determine from time to time what securities and other investments shall be acquired, disposed of or exchanged and what portion of the Trust’s assets shall be held uninvested, subject always to the applicable restrictions of the Declaration of Trust, By-Laws and registration statement of the Trust under the Investment Company Act of 1940, as amended (the “1940 Act”). The Adviser is authorized, in its discretion and without prior consultation with the Trust, to buy, sell, and otherwise trade in any and all types of securities, commodities, derivatives and investment instruments on behalf of the Trust. Should the Trustees of the Trust at any time, however, make any specific determination as to investment policy for the Trust and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.  The Adviser shall take, on behalf of the Trust, all actions that it deems necessary or desirable to implement the investment policies of the Trust.

(c)The Adviser shall place all orders for the purchase or sale of portfolio investments for the account of the Trust either directly with the issuer or with brokers, dealers, futures commission merchants, or other market participants selected by the Adviser, and, to that end, the Adviser is authorized, as the agent of the Trust, to give instructions to the custodian of the Trust as to deliveries of investments and payments of cash for the account of the Trust.  In connection with the selection of such brokers, dealers, futures commission merchants, or other market participants and the placing of such orders, the Adviser shall use its best efforts to seek to execute security transactions at prices that are advantageous to the Trust and (when a disclosed commission is being charged) at commission rates that are reasonable in relation to the benefits received. Subject to the policies and procedures adopted by the Board of Trustees of the Trust, in selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Adviser and the Adviser is expressly authorized to cause the Trust to pay any broker or dealer who provides such brokerage and research services a commission for executing a security transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to the Trust and to other accounts over which they exercise investment discretion.

(d)Notwithstanding the foregoing, the Adviser shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of shares of the Trust, nor shall the Adviser be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, administration, custodian or shareholder servicing agent of the Trust.

2.Compensation of the Adviser.  For the services, payments and facilities to be furnished hereunder by the Adviser, the Adviser shall be entitled to receive from the Trust the compensation described on Appendix A hereto.

3.Allocation of Charges and Expenses.  The Adviser shall pay the entire salaries and fees of all of the Trust’s Trustees and officers employed by the Adviser and who devote part or all of their time to the affairs of the Adviser, and the salaries and fees of such persons shall not be deemed to be expenses incurred by the Trust for purposes of this Section 3.  Except as provided in the foregoing sentence, it is understood that the Trust will pay all expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Trust shall include, without implied limitation (i) expenses of maintaining the Trust and continuing its existence; (ii) registration of the Trust under the 1940 Act; (iii) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments; (iv) auditing, accounting and legal expenses; (v) taxes and interest; (vi) governmental fees, (vii) expenses of listing shares of the Trust with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of shares of the Trust, including expenses of conducting tender offers for the purpose of repurchasing Trust shares; (viii) fees and expenses of registering, qualifying, and maintaining the Trust and its shares under applicable federal and state securities laws and of preparing and filing registration statements, other offering statements or memoranda, and other reports, forms, and documents required to be filed by the Trust with the Securities and Exchange Commission (the “SEC”) and any other regulatory body, and for printing and distributing the same to shareholders; (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Trust (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values); (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Trust; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to the Trust or shareholders approved by the Trustees of the Trust; (xvii) compensation and expenses of Trustees of the Trust who are not members of the Adviser’s organization; (xviii) any pricing or valuation services employed by the Trust to value its investments including primary and comparative valuation services; (xix) any investment advisory, sub-investment advisory, or similar management fee payable by the Trust; (xx) all expenses incurred in connection with the Trust’s use of a line of credit, other borrowings or leverage; and (xxi) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees, officers and shareholders with respect thereto.

4.Other Interests.  It is understood that Trustees and officers of the Trust and shareholders of the Trust are or may be or become interested in the Adviser as trustees, officers, employees, shareholders or otherwise and that trustees, officers, employees and shareholders of the Adviser are or may be or become similarly interested in the Trust, and that the Adviser may be or become interested in the Trust as a shareholder or otherwise.  It is also understood that trustees, officers, employees and shareholders of the Adviser may be or become interested (as directors, trustees, officers, employees, shareholders or otherwise) in other companies or entities (including, without limitation, other investment companies) that the Adviser may organize, sponsor or acquire, or with which it may merge or consolidate, and which may include the words “Eaton Vance” or any combination thereof as part of their name, and that the Adviser or its subsidiaries or affiliates may enter into advisory or management agreements or other contracts or relationships with such other companies or entities.

5.Limitation of Liability of the Adviser.  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the acquisition, holding or disposition of any security or other investment.

A copy of the Declaration of Trust of the Adviser is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Adviser by an officer in his or her capacity as an officer and not individually. The Trust expressly acknowledges the provisions in the Declaration of Trust of the Adviser limiting the personal liability of the trustees, officers, and shareholders of the Adviser, and the Trust hereby agrees that it shall have recourse to the Adviser for payment of claims or obligations as between the Adviser and the Trust arising out of this Agreement and shall not seek satisfaction from the trustees, officers, or shareholders of the Adviser.

6.Sub-Investment Advisers.  The Adviser may employ one or more sub-investment advisers from time to time to perform any of the Adviser’s duties under this Agreement, upon such terms and conditions as may be agreed upon between the Adviser and such sub-investment adviser and approved by the Trustees of the Trust, all as permitted by the 1940 Act.  The performance of each such sub-investment adviser of its obligation under any such agreement shall be supervised by the Adviser.  Further, the Adviser may, with the approval of the Trustees of the Trust and without the vote of any shareholders of the Trust, terminate any agreement with any sub-investment adviser and/or enter into an agreement with one or more other sub-investment advisers, all as permitted by the 1940 Act and the rules thereunder.  In the event a sub-investment adviser is employed, the Adviser retains the authority to immediately assume responsibility for any functions delegated to a sub-investment adviser, subject to approval by the Board and notice to the sub-investment adviser.

7.Duration and Termination of this Agreement.  This Agreement shall become effective upon the date of its execution, and, unless terminated as herein provided, shall remain in full force and effect through and including the second anniversary of the execution of this Agreement and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after such second anniversary is specifically approved at least annually: (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of those Trustees of the Trust who are not interested persons of the Adviser or the Trust cast in person at a meeting called for the purpose of voting on such approval.

Either party hereto may, at any time on sixty (60) days’ prior written notice to the other, terminate this Agreement without the payment of any penalty, by action of Trustees of the Trust or the trustees of the Adviser, as the case may be, and the Trust may, at any time upon such written notice to the Adviser, terminate this Agreement by vote of a majority of the outstanding voting securities of the Trust.  This Agreement shall terminate automatically in the event of its assignment.

8.Amendments of the Agreement.  This Agreement may be amended by a writing signed by both parties hereto, provided that no amendment to this Agreement shall be effective until approved in a manner consistent with the requirements of the 1940 Act.

9.Limitation of Liability of Trustees and Officers of the Trust. A copy of the Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Trust by an officer in his or her capacity as an officer and not individually. The Adviser expressly acknowledges the provisions in the Declaration of Trust of the Trust limiting the personal liability of the Trustees, officers, and shareholders of the Trust, and the Adviser hereby agrees that it shall have recourse to the Trust for payment of claims or obligations as between the Trust and the Adviser arising out of this Agreement and shall not seek satisfaction from the Trustees, officers, or shareholders of the Trust or any Trustee, officer, or shareholder of the Trust.

10.Use of the Name “Eaton Vance”.  The Adviser hereby consents to the use by the Trust of the name “Eaton Vance” as part of the Trust’s name; provided, however, that such consent shall be conditioned upon the employment of the Adviser or one of its affiliates as the investment adviser of the Trust.  The name “Eaton Vance” or any variation thereof may be used from time to time in other connections and for other purposes by the Adviser and its affiliates and other investment companies that have obtained consent to the use of the name “Eaton Vance”.  The Adviser shall have the right to require the Trust to cease using the name “Eaton Vance” as part of the Trust’s name if the Trust ceases, for any reason, to employ the Adviser or one of its affiliates as the Trust’s investment adviser.  Future names adopted by the Trust for itself, insofar as such names include identifying words requiring the consent of the Adviser, shall be the property of the Adviser and shall be subject to the same terms and conditions.

11.  No Third Party Beneficiaries.  Nothing in this Agreement, express or implied, is intended to or shall confer upon any person not a party hereto any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

12.Non-Exclusive Services.  The services of the Adviser to the Trust are not to be deemed to be exclusive, the Adviser being free to render services to others and engage in other business activities.  It is understood that the Adviser and its affiliates perform investment services, including rendering investment advice, to varied clients. It is understood that the Adviser or any of its affiliates may give advice or take action for other accounts that may differ from, conflict with or be adverse to advice given or taken for the Trust. It is understood that certain securities or instruments may be held in some accounts but not in others, or the accounts may have different levels of holdings in certain securities or instruments and the accounts may remit different levels of fees to the Adviser. In addition, it is understood that the Adviser or any of its affiliates may give advice or take action with respect to the investments of the Trust that may not be given or taken with respect to one or more accounts with similar investment programs, objectives, and strategies. The Trust acknowledges that the Adviser, its affiliates and their respective officers, directors, and/or employees may from time to time have positions in or transact in securities and other investments recommended to clients, including the Trust. Such transactions may differ from or be inconsistent with the advice given, or the timing or nature of the Adviser’s action or actions with respect to the Trust. The Adviser may aggregate the Trust’s orders with orders of its proprietary accounts and/or orders of other clients.

13.Certain Definitions.  The terms “assignment” and “interested persons” when used herein shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended subject, however, to such exemptions as may be granted by any rule, regulation or order by the SEC.  The term “vote of a majority of the outstanding voting securities” shall mean the vote, at a meeting of shareholders, of the lesser of (a) 67 per centum or more of the shares of the Trust present or represented by proxy at the meeting if the shareholders of more than 50 per centum of the outstanding shares of the Trust are present or represented by proxy at the meeting, or (b) more than 50 per centum of the outstanding shares of the Trust.  In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC, any rules or regulations adopted by, or interpretative releases of, the SEC, or any applicable guidance issued by the staff of the SEC, such provision will be deemed to incorporate the effect of such order, rule, regulation, interpretative release, or guidance.

14.Miscellaneous.

(a)If any term or provision of this Agreement or the application thereof to any person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

(b)This Agreement shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts.

(c)This Agreement may be executed by the parties hereto in any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

EATON VANCE [TRUST NAME]

By:

[TRUST PRESIDENT]

President and not individually

[EATON VANCE MANAGEMENT]

By:

[NAME OF OFFICER]

[OFFICER TYPE] and not individually

APPENDIX A

For the services, payments and facilities furnished by the Adviser under this Agreement, the Adviser is entitled to receive from the [Trust] compensation as set forth below:

[Please see Appendix A of this Proxy Statement for advisory fee schedules and assets on which fees are charged.]

In case of initiation or termination of the Agreement during any month with respect to the Trust, the fee for that month shall be reduced proportionately on the basis of the number of calendar days during which the Agreement is in effect.

Such compensation shall be paid monthly in arrears. The Adviser may, from time to time, waive all or a part of the above compensation.

APPENDIX F

Form of New Investment Advisory and Administrative Agreement

EATON VANCE [TRUST NAME]

INVESTMENT ADVISORY AND ADMINISTRATIVE AGREEMENT

AGREEMENT made as of this [x] day of [MONTH], [YEAR], between [TRUST], a Massachusetts business trust (the “Trust”), and Eaton Vance Management, a Massachusetts business trust (“Eaton Vance”).

1. Duties of Eaton Vance.  The Trust hereby employs Eaton Vance to act as investment adviser for and to manage the investment and reinvestment of the assets of the Trust and to administer its affairs, subject to the supervision of the Trustees of the Trust, for the period and on the terms set forth in this Agreement.

(a)Eaton Vance hereby accepts such employment, and undertakes to afford to the Trust the advice and assistance of Eaton Vance’s organization in the choice of investments and in the purchase and sale of securities and in the administration of the Trust and to furnish for the use of the Trust office space and all necessary office facilities, equipment and personnel for servicing the investments of the Trust and for administering its affairs and to pay the salaries and fees of all officers and Trustees of the Trust who are members of Eaton Vance’s organization and all personnel of Eaton Vance performing services relating to research and investment and administrative activities.  Eaton Vance shall for all purposes herein be deemed to be an independent contractor and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

In connection with its responsibilities as administrator of the Trust, Eaton Vance will:

•assist in preparing all annual, semi-annual and other reports required to be sent to Trust shareholders and/or filed with the Securities and Exchange Commission (“SEC”), and arrange for the filing, printing, and dissemination of such reports to shareholders;

•review the provision of services by the Trust’s independent public accounting firm, including, but not limited to, the preparation by such firm of audited financial statements of the Trust and the Trust’s federal, state and local tax returns; and make such reports and recommendations to the Trustees of the Trust concerning the performance of the independent accountants as the Trustees deem appropriate;

•arrange for the filing with the appropriate authorities all required federal, state and local tax returns;

•arrange for the dissemination to shareholders of the Trust’s proxy materials, and oversee the tabulation of proxies by the Trust’s transfer agent or other duly authorized proxy tabulator;

•review and supervise the provision of custodian services to the Trust; and make such reports and recommendations to the Trustees concerning the provision of such services as the Trustees deem appropriate;

•oversee the valuation of all such portfolio investments and other assets of the Trust as may be designated by the Trustees (subject to any guidelines, directions and instructions of the Trustees), and review and supervise the calculation of the net asset value of the Trust’s shares by the custodian;

•negotiate the terms and conditions under which transfer agency and dividend disbursing services will be provided to the Trust, and the fees to be paid by the Trust in connection therewith; review and supervise the provision of transfer agency and dividend disbursing services to the Trust; and make such reports and recommendations to the Trustees concerning the performance of the Trust’s transfer and dividend disbursing agent as the Trustees deem appropriate;

•establish the accounting policies of the Trust; reconcile accounting issues that may arise with respect to the Trust’s operations; and consult with the Trust’s independent accountants, legal counsel, custodian, accounting and bookkeeping agents and transfer and dividend disbursing agent as necessary in connection therewith;

•determine the amount of all distributions (if any) to be paid by the Trust to its shareholders; prepare and arrange for the publishing of notices to shareholders regarding such distributions (if required) and provide the Trust’s transfer and dividend disbursing agent and custodian with such information as is required for such parties to effect the payment of distributions and to implement the Trust’s dividend reinvestment plan;

•make recommendations to the Trustees as to whether the Trust should make repurchase or tender offers for its own shares; arrange for the preparation and filing of all documents required to be filed by the Trust with the SEC in connection with such repurchase or tender offers; arrange for the preparation and dissemination of all appropriate repurchase or tender offer documents and papers on behalf of the Trust; and supervise and conduct the Trust’s periodic repurchase or tender offers for its own shares;

•monitor any variance between the market value and net asset value per share, and periodically report to the Trustees available actions that may conform such values;

•monitor the activities of any shareholder servicing agent retained by Eaton Vance and periodically report to the Trustees about such activities;

•review the Trust’s bills and authorize payments of such bills by the Trust’s custodian;

•oversee services provided to the Trust by external counsel;

•arrange for the preparation and filing of all other reports, forms, registration statements and documents required to be filed by the Trust with the SEC, any other applicable regulatory body and any securities exchange where Trust shares are listed; and

•provide other internal legal, auditing, accounting and administrative services as ordinarily required in conducting the Trust’s business affairs.

(b)Eaton Vance shall provide the Trust with such investment management, administration and supervision as the Trust may from time to time consider necessary for the proper supervision of the Trust’s investment and administrative affairs.  As investment adviser to the Trust, Eaton Vance shall furnish continuously an investment program and shall determine from time to time what securities and other investments shall be acquired, disposed of or exchanged and what portion of the Trust’s assets shall be held uninvested, subject always to the applicable restrictions of the Declaration of Trust, By-Laws and registration statement of the Trust under the Investment Company Act of 1940, as amended (the “1940 Act”).  Eaton Vance is authorized, in its discretion and without prior consultation with the Trust, to buy, sell, and otherwise trade in any and all types of securities, commodities, derivatives and investment instruments on behalf of the Trust. Should the Trustees of the Trust at any time, however, make any specific determination as to investment policy for the Trust and notify Eaton Vance thereof in writing, Eaton Vance shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.  Eaton Vance shall take, on behalf of the Trust, all actions that it deems necessary or desirable to implement the investment policies of the Trust.

(c)Eaton Vance shall place all orders for the purchase or sale of portfolio investments for the account of the Trust either directly with the issuer or with brokers, dealers, futures commission merchants, or other market participants selected by Eaton Vance, and to that end Eaton Vance is authorized as the agent of the Trust to give instructions to the custodian of the Trust as to deliveries of investments and payments of cash for the account of the Trust.  In connection with the selection of such brokers, dealers, futures commission merchants, or other market participants and the placing of such orders, Eaton Vance shall use its best efforts to seek to execute security transactions at prices that are advantageous to the Trust and (when a disclosed commission is being charged) at commission rates that are reasonable in relation to the benefits received. Subject to the policies and procedures adopted by the Board of Trustees of the Trust, in selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to Eaton Vance and Eaton Vance is expressly authorized to cause the Trust to pay any broker or dealer who provides such brokerage and research services a commission for executing a security transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Eaton Vance determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities which Eaton Vance and its affiliates have with respect to the Trust and to other accounts over which they exercise investment discretion.

(d)Notwithstanding the foregoing, Eaton Vance shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of shares of the Trust, nor shall Eaton Vance be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, custodian or shareholder servicing agent of the Trust.

2.Compensation of Eaton Vance.  For the services, payments and facilities to be furnished hereunder by Eaton Vance, Eaton Vance shall be entitled to receive from the Trust the compensation described on Appendix A hereto.

3.Allocation of Charges and Expenses.  Eaton Vance shall pay the entire salaries and fees of all of the Trust’s Trustees and officers employed by Eaton Vance and who devote part or all of their time to the affairs of Eaton Vance, and the salaries and fees of such persons shall not be deemed to be expenses incurred by the Trust for purposes of this Section 3.  Except as provided in the foregoing sentence, it is understood that the Trust will pay all expenses other than those expressly stated to be payable by Eaton Vance hereunder, which expenses payable by the Trust shall include, without implied limitation: (i) expenses of maintaining the Trust and continuing its existence; (ii) registration of the Trust under the 1940 Act; (iii) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments; (iv) auditing, accounting and legal expenses; (v) taxes and interest; (vi) governmental fees; (vii) expenses of listing shares of the Trust with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of shares in the Trust, including expenses of conducting tender offers for the purpose of repurchasing Trust shares, (viii) fees and expenses of registering, qualifying, and maintaining the Trust and its shares under applicable federal and state securities laws and of preparing and filing registration statements, other offering statements or memoranda, and other reports, forms, and documents required to be filed by the Trust with the SEC and any other regulatory body, and for printing and distributing the same to shareholders; (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Trust (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Trust, (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to the Trust or shareholders approved by the Trustees of the Trust; (xvii) compensation and expenses of Trustees of the Trust who are not members of Eaton Vance’s organization; (xviii) any pricing or valuation services employed by the Trust to value its investments including primary and comparative valuation services; (xix) any investment advisory, sub-investment advisory, or similar management fee payable by the Trust, (xx) all expenses incurred in connection with the Trust’s use of a line of credit, other borrowings or leverage; and (xxi) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees, officers and shareholders with respect thereto.

4.Other Interests.  It is understood that Trustees and officers of the Trust and shareholders of the Trust are or may be or become interested in Eaton Vance as trustees, officers, employees, shareholders or otherwise and that trustees, officers, employees and shareholders of Eaton Vance are or may be or become similarly interested in the Trust, and that Eaton Vance may be or become interested in the Trust as a shareholder or otherwise.  It is also understood that trustees, officers, employees and shareholders of Eaton Vance may be or become interested (as directors, trustees, officers, employees, shareholders or otherwise) in other companies or entities (including, without limitation, other investment companies) that Eaton Vance may organize, sponsor or acquire, or with which it may merge or consolidate, and which may include the words “Eaton Vance” or any combination thereof as part of their name, and that Eaton Vance or its subsidiaries or affiliates may enter into advisory or management agreements or other contracts or relationships with such other companies or entities.

5.Limitation of Liability of Eaton Vance.  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of Eaton Vance, Eaton Vance shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the acquisition, holding or disposition of any security or other investment.

A copy of the Declaration of Trust of Eaton Vance is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of Eaton Vance by an officer in his or her capacity as an officer and not individually. The Trust expressly acknowledges the provisions in the Declaration of Trust of Eaton Vance limiting the personal liability of the trustees, officers, and shareholders of Eaton Vance, and the Trust hereby agrees that it shall have recourse to Eaton Vance for payment of claims or obligations as between Eaton Vance and the Trust arising out of this Agreement and shall not seek satisfaction from the trustees, officers, or shareholders of Eaton Vance.

6.Sub-Investment Advisers and Sub-Administrators.  Eaton Vance may employ one or more sub-investment advisers or sub-administrators from time to time to perform any of Eaton Vance’s duties under this Agreement, upon such terms and conditions as may be agreed upon between Eaton Vance and such sub-investment adviser or sub-administrator and approved by the Trustees of the Trust, all as permitted by the 1940 Act.  The performance of each such sub-investment adviser or sub-administrator of its obligation under any such agreement shall be supervised by Eaton Vance.  Further, Eaton Vance may, with the approval of the Trustees of the Trust and without the vote of any shareholders of the Trust, terminate any agreement with any sub-investment adviser or sub-administrator and/or enter into an agreement with one or more other sub-investment advisers or sub-administrators, all as permitted by the 1940 Act and the rules hereunder.  In the event a sub-investment adviser or sub-administrator is employed, Eaton Vance retains the authority to immediately assume responsibility for any functions delegated to a sub-investment adviser or sub-administrator, subject to approval by the Board and notice to the sub-investment adviser or sub-administrator.

7.Duration and Termination of this Agreement.  This Agreement shall become effective upon the date of its execution, and, unless terminated as herein provided, shall remain in full force and effect through and including the second anniversary of the execution of this Agreement and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after such second anniversary is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of those Trustees of the Trust who are not interested persons of Eaton Vance or the Trust cast in person at a meeting called for the purpose of voting on such approval.

Either party hereto may, at any time on sixty (60) days’ prior written notice to the other, terminate this Agreement without the payment of any penalty, by action of Trustees of the Trust or the trustees of Eaton Vance, as the case may be, and the Trust may, at any time upon such written notice to Eaton Vance, terminate this Agreement by vote of a majority of the outstanding voting securities of the Trust.  This Agreement shall terminate automatically in the event of its assignment.

8.Amendments of the Agreement.  This Agreement may be amended by a writing signed by both parties hereto, provided that no amendment to this Agreement shall be effective until approved in a manner consistent with the requirements of the 1940 Act.

9.Limitation of Liability of Trustees and Officers of the Trust.  A copy of the Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Trust by an officer in his or her capacity as an officer and not individually. Eaton Vance expressly acknowledges the provisions in the Declaration of Trust of the Trust limiting the personal liability of the Trustees, officers, and shareholders of the Trust, and Eaton Vance hereby agrees that it shall have recourse to the Trust for payment of claims or obligations as between the Trust and Eaton Vance arising out of this Agreement and shall not seek satisfaction from the Trustees, officers, or shareholders or any Trustee, officer, or shareholder of the Trust.

10.Use of the Name “Eaton Vance”.  Eaton Vance hereby consents to the use by the Trust of the name “Eaton Vance” as part of the Trust’s name; provided, however, that such consent shall be conditioned upon the employment of Eaton Vance or one of its affiliates as the investment adviser or administrator of the Trust.  The name “Eaton Vance” or any variation thereof may be used from time to time in other connections and for other purposes by Eaton Vance and its affiliates and other investment companies that have obtained consent to the use of the name “Eaton Vance.”  Eaton Vance shall have the right to require the Trust to cease using the name “Eaton Vance” as part of the Trust’s name if the Trust ceases, for any reason, to employ Eaton Vance or one of its affiliates as the Trust’s investment adviser or administrator.  Future names adopted by the Trust for itself, insofar as such names include identifying words requiring the consent of Eaton Vance, shall be the property of Eaton Vance and shall be subject to the same terms and conditions.

11.  No Third Party Beneficiaries.  Nothing in this Agreement, express or implied, is intended to or shall confer upon any person not a party hereto any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

12.Non-Exclusive Services.  The services of Eaton Vance to the Trust are not to be deemed to be exclusive, Eaton Vance being free to render services to others and engage in other business activities.  It is understood that Eaton Vance and its affiliates perform investment services, including rendering investment advice, to varied clients. It is understood that Eaton Vance or any of its affiliates may give advice or take action for other accounts that may differ from, conflict with, or be adverse to advice given or taken for the Trust. It is understood that certain securities or instruments may be held in some accounts but not in others, or the accounts may have different levels of holdings in certain securities or instruments and the accounts may remit different levels of fees to Eaton Vance. In addition, it is understood that Eaton Vance or any of its affiliates may give advice or take action with respect to the investments of the Trust that may not be given or taken with respect to one or more accounts with similar investment programs, objectives, and strategies. The Trust acknowledges that Eaton Vance, its affiliates, and their respective officers, directors, and/or employees may from time to time have positions in or transact in securities and other investments recommended to clients, including the Trust. Such transactions may differ from or be inconsistent with the advice given, or the timing or nature of Eaton Vance’s action or actions with respect to the Trust. Eaton Vance may aggregate the Trust’s orders with orders of its proprietary accounts and/or orders of other clients.

13.Certain Definitions.  The terms “assignment” and “interested persons” when used herein shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended subject, however, to such exemptions as may be granted by any rule, regulation or order by the SEC.  The term “vote of a majority of the outstanding voting securities” shall mean the vote, at a meeting of shareholders, of the lesser of (a) 67 per centum or more of the shares of the Trust present or represented by proxy at the meeting if the shareholders of more than 50 per centum of the outstanding shares of the Trust are present or represented by proxy at the meeting, or (b) more than 50 per centum of the outstanding shares of the Trust.  In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC, any rules or regulations adopted by, or interpretative releases of, the SEC, or any applicable guidance issued by the staff of the SEC, such provision will be deemed to incorporate the effect of such order, rule, regulation, interpretative release, or guidance.

14.Miscellaneous.

(a)If any term or provision of this Agreement or the application thereof to any person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

(b)This Agreement shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts.

(c)This Agreement may be executed by the parties hereto in any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

EATON VANCE [TRUST NAME]

By:

[TRUST PRESIDENT]

President and not individually

[EATON VANCE MANAGEMENT]

By:

[NAME OF OFFICER]

[OFFICER] and not individually

APPENDIX A

For the services, payments and facilities furnished by Eaton Vance under this Agreement, Eaton Vance is entitled to receive from the [Trust] compensation as set forth below:

[Please see Appendix B of this Proxy Statement for advisory fee schedules and assets on which fees are charged.]

In case of initiation or termination of the Agreement during any month with respect to the Trust, the fee for that month shall be reduced proportionately on the basis of the number of calendar days during which the Agreement is in effect.

Such compensation shall be paid monthly in arrears. Eaton Vance may, from time to time, waive all or a part of the above compensation.

APPENDIX G

Investment Advisory Agreement: Dates and Approvals

The following table contains information regarding the date of each Fund’s current investment advisory agreement, the date on which it was last approved by shareholders and the purpose of that submission, the date on which the continuance of each Fund’s investment advisory agreement was last approved by the Board of Trustees as well as action taken (other than renewal) with respect to the current investment advisory agreements by the Board of Trustees since the beginning of each Fund’s last fiscal year.

Fund	Date of Current Advisory Agreement	Date Current Advisory Agreement was Last Submitted to Shareholder Vote	Purpose of Last Submission of Current Advisory Agreement to Shareholder Vote (e.g., Original Approval)	Date of Last Approval by Board of Trustees of Continuance of Current Advisory Agreement	Other Action Taken with Respect to Current Advisory Agreement
EVM	7/25/2002	8/20/2002	Original Approval	4/22/20

On 4/22/20, in connection with the consideration of the SEC order providing temporary relief from certain in-person meeting requirements in the 1940 Act, the Board of each Fund amended the Fund’s investment advisory agreement to allow for reliance on any SEC order or interpretive release that has the effect of modifying a 1940 Act requirement.

CEV	12/21/1998	1/22/1999	Original Approval	4/22/20
EOI	9/24/2004	10/7/2004	Original Approval	4/22/20
EOS	12/20/2004	1/14/2005	Original Approval	4/22/20
EFL	4/21/2017	6/12/2017	Original Approval	4/22/20
EHT	4/22/2016	4/15/2016	Original Approval	4/22/20
EVV	4/14/2003	5/2/2003	Original Approval	4/22/20
EIM	7/25/2002	8/20/2002	Original Approval	4/22/20
ETX	2/15/2013	3/28/2013	Original Approval	4/22/20
EVN	12/21/1998	1/22/1999	Original Approval	4/22/20
EOT	4/16/2009	5/29/2009	Original Approval	4/22/20
ENX	7/25/2002	8/20/2002	Original Approval	4/22/20
ETJ	6/4/2007	6/6/2007	Original Approval	4/22/20

G-1

Fund	Date of Current Advisory Agreement	Date Current Advisory Agreement was Last Submitted to Shareholder Vote	Purpose of Last Submission of Current Advisory Agreement to Shareholder Vote (e.g., Original Approval)[11]	Date of Last Approval by Board of Trustees of Continuance of Current Advisory Agreement	Other Action Taken with Respect to Current Advisory Agreement
EVG	1/14/2005	1/14/2005	Original Approval	4/22/20
EVT	8/11/2003	9/9/2003	Original Approval	4/22/20
ETG	12/16/2003	1/15/2004	Original Approval	4/22/20
ETO	3/15/2004	4/12/2004	Original Approval	4/22/20
ETB	2/7/2005	4/26/2005	Original Approval	4/22/20
ETV	4/18/2005	6/16/2005	Original Approval	4/22/20
EXD	5/4/2010	5/1/2010	Original Approval	4/22/20
ETY	11/14/2005	11/9/2006	Original Approval	4/22/20
ETW	4/18/2005	9/8/2005	Original Approval	4/22/20
EXG	1/16/2007	8/20/2002	Original Approval	4/22/20

1 References below to “Original Approval” mean approval by the sole initial shareholder prior to public offering of the Fund.

G-2

APPENDIX H

Board Considerations: Proposals 1A, 1B, 2A, and 2B

Overview of the Board Evaluation Process – Eaton Vance Closed-End Funds

At a meeting held on November 10, 2020 (the “November Meeting”), the Board of each Fund, including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds or Eaton Vance Management (“Eaton Vance”), voted to approve a new investment advisory agreement between each Fund and Eaton Vance (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between Eaton Vance and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”2 and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below.  In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees.  Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by Eaton Vance, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation.  Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders.  In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

2 With respect to certain of the Funds, Eaton Vance is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Eaton Vance Advisers International Ltd. (“EVAIL”) or Parametric Portfolio Associates LLC (“Parametric”), each an affiliate of the Adviser (together, the “Sub-Advisers”). Accordingly, references to the “Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from Eaton Vance and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders.  As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by Eaton Vance and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020 and November 10, 2020.

The Contract Review Committee again met with senior representatives of Eaton Vance, the Sub-Advisers, and Morgan Stanley at its meeting on November 10, 2020, to further discuss the approval of the New Agreements.  The representatives from Eaton Vance, the Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees.  The Contract Review Committee considered Eaton Vance’s, the Sub-Adviser’s and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

Information about the Transaction and its Terms

•Information about the material terms and conditions, and expected impact, of the Transaction that relate to the Funds, including the expected impact on the businesses conducted by Eaton Vance and the Sub-Advisers with respect to the Funds and, with respect to the Funds that have shares registered under the Securities Act of 1933, as amended, pursuant to shelf registration statements, Eaton Vance Distributors, Inc. (“EVD”) as the distributor of those shares;

•Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•Information with respect to personnel and/or other resources of Eaton Vance and its affiliates, including the Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at Eaton Vance and its affiliates, including the Sub-Advisers;

•Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of Eaton Vance and its affiliates, including the Sub-Advisers, as they relate to the Funds;

•Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements

•A representation that, after the Closing, all of the Funds will continue to be advised by Eaton Vance and their current Sub-Adviser, as applicable;

•Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and Eaton Vance (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•A representation that the New Agreements will not cause any diminution in the nature, extent, and quality of services provided by Eaton Vance and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by Eaton Vance in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•Comparative information concerning the fees charged and services provided by Eaton Vance and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•Profitability analyses of Eaton Vance and the Sub-Adviser with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

Information about Portfolio Management and Trading

•Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

•The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•Information about any changes to the policies and practices of Eaton Vance and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about Eaton Vance and the Sub-Advisers

•Information about the financial results and condition of Eaton Vance and the Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable post-Closing;

•The Code of Ethics of Eaton Vance and its affiliates, including the Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•Information concerning the resources devoted to compliance efforts undertaken by Eaton Vance and its affiliates, including the Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•Information concerning the business continuity and disaster recovery plans of Eaton Vance and its affiliates, including the Sub-Advisers;

•A description of Eaton Vance’s oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance and its affiliates;

•Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by Eaton Vance and/or administrator to each of the Funds;

•Information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices, trading volume data, distribution rates and other relevant matters;

•Confirmation that Eaton Vance intends to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•Confirmation that the current senior management team at Eaton Vance has indicated its strong support of the Transaction; and

•Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of Eaton Vance and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives.  The Board also received information regarding risk management techniques employed in connection with the management of the Funds.  The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by Eaton Vance and its affiliates, including the Sub-Advisers, with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees.  The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor.  The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor.  Moreover, each Independent Trustees may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent, and quality of services currently provided to each Fund by Eaton Vance and, as applicable, the Sub-Advisers under the Current Agreements.  In evaluating the nature, extent and quality of services to be provided by Eaton Vance and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of Eaton Vance and the Sub-Advisers, and that

Morgan Stanley and Eaton Vance have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent, and quality of services provided by Eaton Vance and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

The Board also considered the financial resources of Morgan Stanley and Eaton Vance and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility.  In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing.  The Board also noted Morgan Stanley’s and Eaton Vance’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for Eaton Vance, the Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered Eaton Vance’s and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund.  In particular, the Board considered the abilities and experience of Eaton Vance’s and, as applicable, Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies.  The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of Eaton Vance and other factors, including the reputation and resources of Eaton Vance to recruit and retain highly qualified research, advisory and supervisory investment professionals.  With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and Eaton Vance regarding the benefits of joining Morgan Stanley.  In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services.  The Board also considered the business-related and other risks to which Eaton Vance or its affiliates may be subject in managing the Funds and in connection with the Transaction.  The Board considered the deep experience of Eaton Vance and its affiliates with managing and operating funds organized as exchange-listed closed-end funds, such as the Funds.  In this regard, the Board considered, among other things, Eaton Vance’s and its affiliates’ experience with implementing leverage arrangements, monitoring and assessing trading price discounts and premiums and adhering to the requirements of securities exchanges.

The Board considered the compliance programs of Eaton Vance and relevant affiliates thereof, including the Sub-Advisers.  The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities.  The Board also considered the responses of Eaton Vance and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.  With respect to the foregoing, the Board noted information regarding the impact of the Transaction, as well as Eaton Vance’s and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for Eaton Vance, the Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by Eaton Vance and its affiliates, including transfer agency and accounting services.  The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines.  The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date.  In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds.  The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date.  In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups.  In addition, the Board considered each Fund’s performance in light of overall financial market conditions.  Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanations from Eaton Vance concerning the Fund’s relative performance versus the peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, Eaton Vance and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by Eaton Vance and its affiliates, including the Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of Eaton Vance and its affiliates, including the Sub-Advisers, to provide those services.  The Board concluded that the nature, extent and quality of services expected to be provided by Eaton Vance and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date.  As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses.  The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by Eaton Vance in response to inquiries from the Contract Review Committee.  The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by Eaton Vance and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund.  In this regard, the Board received information about the differences in the nature and scope of services Eaton Vance and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to Eaton Vance and such Sub-Advisers as between the Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by Eaton Vance and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by Eaton Vance and relevant affiliates thereof, including the Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group.  The Board considered the level of profits realized without regard to marketing support or other payments by Eaton Vance and its affiliates to third parties in respect of distribution or other services.  In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by Eaton Vance and its affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and Eaton Vance are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from Eaton Vance and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction.  The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by Eaton Vance and its affiliates, including the Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to Eaton Vance and its affiliates as a result of securities transactions effected for the Funds and other investment advisory clients.  In evaluating the fall-out benefits to be received by Eaton Vance and its affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by Eaton Vance and its affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of Eaton Vance and its affiliates in connection with operating and marketing the Funds.  The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which Eaton Vance and its affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase.  The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds.  As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of Eaton Vance and its affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and Eaton Vance are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base.  Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by Eaton Vance, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by Eaton Vance.  The Board also considered the fact that the Funds are not continuously offered in the same manner as an open-end fund and that, notwithstanding that certain Funds are authorized to issue additional common shares through a shelf offering, the Funds’ assets may not increase materially in the foreseeable future.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements.  Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

APPENDIX I

Form of New Investment Sub-Advisory Agreement between Eaton Vance and EVAIL

INVESTMENT SUB-ADVISORY AGREEMENT

between

EATON VANCE MANAGEMENT

and

EATON VANCE ADVISERS INTERNATIONAL LTD.

for

[TRUST NAME]

AGREEMENT made as of this [xx] day of [MONTH], [YEAR], between Eaton Vance Management, a Massachusetts business trust (the “Adviser”), and Eaton Vance Advisers International Ltd., a private limited company incorporated in England and Wales (the “Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory [and Administrative] Agreement (the “Advisory Agreement”) with [TRUST NAME], a Massachusetts business trust (the “Trust”), relating to the provision of portfolio management services to the Trust; and

WHEREAS, the Advisory Agreement provides that the Adviser may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-investment advisers; and

WHEREAS, the Adviser and the Trustees of the Trust desire to retain the Sub-Adviser to render portfolio management services to the Trust in the manner and on the terms set forth in this Investment Sub-Advisory Agreement (the “Agreement”);

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the Adviser and the Sub-Adviser agree as follows:

1.Duties of the Sub-Adviser.  The Adviser hereby employs the Sub-Adviser to act as investment adviser for and to manage the investment and reinvestment of the assets of the Trust and to administer its investment affairs, subject to the supervision of the Adviser and the Trustees of the Trust, for the period and on the terms set forth in this Agreement. Subject to approval of the Trust's Board and notice to the Sub-Adviser, the Adviser retains complete authority immediately to assume direct responsibility for any function delegated to the Sub-Adviser under this Agreement.

(a)The Sub-Adviser hereby accepts such employment and undertakes to afford to the Trust the advice and assistance of the Sub-Adviser’s organization in the choice of investments and in the purchase and sale of securities for the Trust and to furnish, for the use of the Trust, office space and all necessary office facilities, equipment and personnel for servicing the investments of the Trust and for administering its investment affairs and to pay the salaries and fees of all officers and Trustees of the Trust who are members of the Sub-Adviser’s organization and all personnel of the Sub-Adviser performing services relating to research and investment activities.  The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.

(b)The Sub-Adviser shall provide the Trust with such investment management and supervision as the Adviser may, from time to time, consider necessary for the proper supervision of the Trust’s investments. The services to be provided by the Sub-Adviser hereunder will apply to the portion of the Trust’s assets that Adviser or the Trustees of the Trust shall from time to time designate, which may consist of all or a portion of the Trust’s assets. As investment sub-adviser to the Trust, the Sub-Adviser shall furnish continuously an investment program and shall determine, from time to time, what securities and other investments shall be acquired, disposed of or exchanged and what portion of the Trust’s assets shall be held uninvested, subject always to the applicable restrictions of the Trust’s Declaration of Trust, By-Laws and registration statement under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Sub-Adviser is authorized, in its discretion and without prior consultation with the Adviser or the Trust, to buy, sell, and otherwise trade in any and all types of securities, commodities, derivatives, and investment instruments on behalf of the Trust.  Should the Trustees of the Trust or the Adviser at any time, however, make any specific determination as to investment policy for the Trust and notify the Sub-Adviser thereof in writing, the Sub-Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.  The Sub-Adviser shall take, on behalf of the Trust, all actions that it deems necessary or desirable to implement the investment policies of the Trust.

(c)The Sub-Adviser shall place all orders for the purchase or sale of portfolio investments for the account of the Trust either directly with the issuer or with brokers, dealers futures commission merchants, or other market participants selected by the Sub-Adviser, and, to that end, the Sub-Adviser is authorized as the agent of the Trust to give instructions to the custodian of the Trust as to deliveries of investments and payments of cash for the account of the Trust.  In connection with the selection of such brokers, dealers, futures commission merchants, or other market participants and the placing of such orders, the Sub-Adviser shall use its best efforts to seek to execute security transactions at prices that are advantageous to the Trust and (when a disclosed commission is being charged) at commission rates that are reasonable in relation to the benefits received. Subject to the policies and procedures adopted by the Board of Trustees of the Trust, in selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Sub-Adviser and the Sub-Adviser is expressly authorized to cause the Trust to pay any broker or dealer who provides such brokerage and research services a commission for executing a security transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Adviser and its affiliates have with respect to the Trust and to other accounts over which they exercise investment discretion.

(d)The Sub-Adviser shall furnish such reports, evaluations, information or analyses to the Trust and the Adviser as the Trust’s Board of Trustees or the Adviser may reasonably request from time to time, or as the Sub-Adviser may deem to be desirable.

(e)The Sub-Adviser shall exercise reasonable care in the performance of its duties under the Agreement and will conduct its activities hereunder in compliance with the applicable requirements of the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws, any applicable procedures adopted by the Trust’s Board that have been provided to the Sub-Adviser, and the provisions of the Trust’s registration statement, each as may be amended.  The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services in respect to the Trust which may be requested by such authorities in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

2.Compensation of the Sub-Adviser.  For the services, payments and facilities to be furnished hereunder by the Sub-Adviser, to the extent the Adviser receives at least such amount from the Trust pursuant to the Advisory Agreement, the Sub-Adviser shall be entitled to receive from the Adviser the compensation specified in Appendix A hereto.  The Adviser is solely responsible for the payment of the compensation to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its compensation solely from the Adviser. The Trust shall have no liability for Sub-Adviser's compensation hereunder.

3.Allocation of Charges and Expenses.  It is understood that the Trust will pay all expenses other than those expressly stated to be payable by the Sub-Adviser hereunder or by the Adviser under the Advisory Agreement, which expenses payable by the Trust shall include, without implied limitation, (i) expenses of maintaining the Trust and continuing its existence; (ii) registration of the Trust under the 1940 Act; (iii) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments; (iv) auditing, accounting and legal expenses; (v) taxes and interest; (vi) governmental fees; (vii) expenses of listing shares of the Trust with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of shares of the Trust, including expenses of conducting tender offers for the purpose of repurchasing Trust shares; (viii) fees and expenses of registering, qualifying, and maintaining the Trust and its shares under applicable federal and state securities laws and of preparing and filing registration statements, other offering statements or memoranda, and other reports, forms, and documents required to be filed by the Trust with the Securities and Exchange Commission (the “SEC”) and any other regulatory body, and for printing and distributing the same to shareholders; (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Trust (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values); (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Trust; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to the Trust or shareholders approved by the Trustees of the Trust; (xvii) compensation and expenses of Trustees of the Trust who are not members of the Adviser’s or the Sub-Adviser’s organizations; (xviii) any pricing or valuation services employed by the Trust to value its investments including primary and comparative valuation services; (xix) any investment advisory, sub-investment advisory, or similar management fee payable by the Trust; (xx) all expenses incurred in connection with the Trust’s use of a line of credit, other borrowings or leverage; and (xxi) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees, officers, and shareholders with respect thereto.

4.Other Interests.  It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Sub-Adviser as trustees, officers, employees, shareholders or otherwise and that trustees, officers, employees and shareholders of the Sub-Adviser are or may be or become similarly interested in the Trust, and that the Sub-Adviser may be or become interested in the Trust as a shareholder or otherwise.  It is also understood that trustees, officers, employees and shareholders of the Sub-Adviser may be or become interested (as directors, trustees, officers, employees, shareholders or otherwise) in other companies or entities (including, without limitation, other investment companies) that the Sub-Adviser may organize, sponsor, or acquire, or with which it may merge or consolidate, and which may include the words “Eaton Vance Advisers International Ltd.” or any combination thereof as part of their name, and that the Sub-Adviser or its subsidiaries or affiliates may enter into advisory or management agreements or other contracts or relationships with such other companies or entities.

The services of the Sub-Adviser to the Adviser for the benefit of the Trust are not to be deemed to be exclusive and the Sub-Adviser is free to render services to others and engage in other business activities. It is understood that the Sub-Adviser and its affiliates perform investment services, including rendering investment advice, to varied clients. It is understood that the Sub-Adviser or any of its affiliates may give advice or take action for other accounts that may differ from, conflict with, or be adverse to advice given or taken for the Trust. It is understood that certain securities or instruments may be held in some accounts but not in others, or the accounts may have different levels of holdings in certain securities or instruments and the accounts may remit different levels of fees to the Sub-Adviser. In addition, it is understood that the Sub-Adviser or any of its affiliates may give advice or take action with respect to the investments of the Trust that may not be given or taken with respect to one or more accounts with similar investment programs, objectives, and strategies. The Trust acknowledges that the Sub-Adviser, its affiliates, and their respective officers, directors, and/or employees may from time to time have positions in or transact in securities and other investments recommended to clients, including the Trust. Such transactions may differ from or be inconsistent with the advice given, or the timing or nature of the Sub-Adviser’s action or actions with respect to the Trust. The Sub-Adviser may aggregate the Trust’s orders with orders of its proprietary accounts and/or orders of other clients.

5.Limitation of Liability of the Sub-Adviser.  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Adviser or the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the acquisition, holding, or disposition of any security or other investment.

6.Duration and Termination of this Agreement.  This Agreement shall become effective upon the date of its execution, and, unless terminated as herein provided, shall remain in full force and effect through and including the second anniversary of the execution of this

Agreement and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after such second anniversary is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of those Trustees of the Trust who are not interested persons of the Sub-Adviser, the Adviser, or the Trust cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated as to the Trust without the payment of any penalty by (i) the Adviser, subject to the approval of the Trustees of the Trust; (ii) the vote of the Trustees of the Trust; (iii) the vote of a majority of the outstanding voting securities of the Trust at any annual or special meeting; or (iv) the Sub-Adviser, in each case on sixty (60) days’ written notice.  This Agreement shall terminate automatically in the event of its assignment or in the event that the Advisory Agreement shall have terminated for any reason. In the event of termination for any reason, all records of the Trust shall promptly be returned to the Adviser or the Trust, free from any claim or retention of rights in such record by the Sub Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.

7.Amendments of the Agreement.  This Agreement may be amended by a writing signed by both parties hereto, provided that no amendment to this Agreement shall be effective until approved in a manner consistent with the requirements of the 1940 Act.

8.Limitation of Liability.  A copy of the Declaration of Trust for each the Trust and the Adviser is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of each the Adviser and the Trust by an officer of each respective organization, in his or her capacity as an officer and not individually. The Sub-Adviser expressly acknowledges the provisions in the Declarations of Trust of the Trust and of the Adviser limiting the personal liability of Trustees, officers, and the shareholders of the Trust and the Adviser, respectively, and the Sub-Adviser hereby agrees that it shall have recourse to the Trust or the Adviser, respectively, for payment of claims or obligations as between the Trust or the Adviser, respectively, and the Sub-Adviser arising out of this Agreement and shall not seek satisfaction from the Trustees, officers, or shareholders, or any Trustee, officer, or shareholder, of the Trust or the Adviser.

9.Third Party Beneficiaries.  The Trust is a third party beneficiary to this Agreement.  Aside from the Trust, nothing in this Agreement, express or implied, is intended to or shall confer upon any person not a party hereto (including, but not limited to, shareholders of the Trust) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

10. Books and Records. The Sub-Adviser hereby agrees that all records that it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's or the Adviser's request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

11.Certain Definitions.  The terms “assignment” and “interested persons” when used herein shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended subject, however, to such exemptions as may be granted by any rule, regulation or order by the SEC.  The term “vote of a majority of the outstanding voting securities” shall mean the vote, at a meeting of shareholders, of the lesser of (a) 67 per centum or more of the shares of the Trust present or represented by proxy at the meeting if the shareholders of more than 50 per centum of the outstanding shares of the Trust are present or represented by proxy at the meeting, or (b) more than 50 per centum of the outstanding shares of the Trust.  In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC, any rules or regulations adopted by, or interpretative releases of, the SEC, or any applicable guidance issued by the staff of the SEC, such provision will be deemed to incorporate the effect of such order, rule, regulation, interpretative release, or guidance.

12.Miscellaneous.

(a)If any term or provision of this Agreement or the application thereof to any person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

(b)This Agreement shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts.

(c)This Agreement may be executed by the parties hereto in any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

[EATON VANCE MANAGEMENT]

By:______________________________

Name:[NAME]

Title:Vice President and not individually

EATON VANCE ADVISERS INTERNATIONAL LTD.

A private limited company incorporated in England and Wales, authorized and regulated by the Financial Conduct Authority of the United Kingdom

By:

Name:Frederick S. Marius

Title:  Director and not individually

Acknowledged and agreed to as of the day

and year first above written:

[TRUST NAME]

(on behalf of TRUST NAME)

By:_________________________________

Name:[NAME]

Title:  President and not individually

APPENDIX A

Annual Investment Sub-Advisory Fee

For the services, payments and facilities furnished by the Sub-Adviser under this Agreement, the Sub-Adviser is entitled to receive from the Adviser the compensation set forth below:

[Please see Appendix C of this Proxy Statement for sub-advisory fee schedules and assets on which fees are charged.]

In case of initiation or termination of the Agreement during any month with respect to the Trust, the fee for that month shall be reduced proportionately on the basis of the number of calendar days during which the Agreement is in effect.

Such compensation shall be paid monthly in arrears.  The Sub-Adviser may, from time to time, waive all or a part of the above compensation.

APPENDIX J

Form of New Investment Sub-Advisory Agreement between Eaton Vance and Parametric

INVESTMENT SUB-ADVISORY AGREEMENT

between

EATON VANCE MANAGEMENT

and

PARAMETRIC PORTFOLIO ASSOCIATES, LLC

for

[TRUST NAME]

AGREEMENT made as of this [xx] day of [MONTH], [YEAR], between Eaton Vance Management, a Massachusetts business trust (the “Adviser”), and Parametric Portfolio Associates, LLC, a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory [and Administrative] Agreement (the “Advisory Agreement”) with [TRUST NAME], a Massachusetts business trust (the “Trust”), relating to the provision of portfolio management services to the Trust; and

WHEREAS, the Advisory Agreement provides that the Adviser may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-investment advisers; and

WHEREAS, the Adviser and the Trustees of the Trust desire to retain the Sub-Adviser to render portfolio management services to the Trust in the manner and on the terms set forth in this Investment Sub-Advisory Agreement (the “Agreement”);

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the Adviser and the Sub-Adviser agree as follows:

1.Duties of the Sub-Adviser.  The Adviser hereby employs the Sub-Adviser to act as investment adviser for and to manage the investment and reinvestment of the assets of the Trust and to administer its investment affairs, subject to the supervision of the Adviser and the Trustees of the Trust, for the period and on the terms set forth in this Agreement. Subject to approval of the Trust's Board and notice to the Sub-Adviser, the Adviser retains complete authority immediately to assume direct responsibility for any function delegated to the Sub-Adviser under this Agreement.

(a)The Sub-Adviser hereby accepts such employment and undertakes to afford to the Trust the advice and assistance of the Sub-Adviser’s organization in the choice of investments and in the purchase and sale of securities for the Trust and to furnish, for the use of the Trust, office space and all necessary office facilities, equipment and personnel for servicing the investments of the Trust and for administering its investment affairs and to pay the salaries and fees of all officers and Trustees of the Trust who are members of the Sub-Adviser’s organization and all personnel of the Sub-Adviser performing services relating to research and investment activities.  The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.

(b)The Sub-Adviser shall provide the Trust with such investment management and supervision as the Adviser may, from time to time, consider necessary for the proper supervision of the Trust’s investments. The services to be provided by the Sub-Adviser hereunder will apply to the portion of the Trust’s assets that Adviser or the Trustees of the Trust shall from time to time designate, which may consist of all or a portion of the Trust’s assets. As investment sub-adviser to the Trust, the Sub-Adviser shall furnish continuously an investment program and shall determine, from time to time, what securities and other investments shall be acquired, disposed of or exchanged and what portion of the Trust’s assets shall be held uninvested, subject always to the applicable restrictions of the Trust’s Declaration of Trust, By-Laws and registration statement under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Sub-Adviser is authorized, in its discretion and without prior consultation with the Adviser or the Trust, to buy, sell, and otherwise trade in any and all types of securities, commodities, derivatives, and investment instruments on behalf of the Trust.  Should the Trustees of the Trust or the Adviser at any time, however, make any specific determination as to investment policy for the Trust and notify the Sub-Adviser thereof in writing, the Sub-Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.  The Sub-Adviser shall assure that the Trust complies with its investment policies and restrictions as set forth in the Trust’s registration statement and shall take, on behalf of the Trust, all actions that it deems necessary or desirable to implement the investment policies of the Trust.

(c)The Sub-Adviser shall place all orders for the purchase or sale of portfolio investments for the account of the Trust either directly with the issuer or with brokers, dealers, futures commission merchants, or other market participants selected by the Sub-Adviser, and, to that end, the Sub-Adviser is authorized as the agent of the Trust to give instructions to the custodian of the Trust as to deliveries of investments and payments of cash for the account of the Trust.  In connection with the selection of such brokers, dealers, futures commission merchants, or other market participants and the placing of such orders, the Sub-Adviser shall use its best efforts to seek to execute security transactions at prices that are advantageous to the Trust and (when a disclosed commission is being charged) at commission rates that are reasonable in relation to the benefits received. Subject to the policies and procedures adopted by the Board of Trustees of the Trust, in selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Sub-Adviser and the Sub-Adviser is expressly authorized to cause the Trust to pay any broker or dealer who provides such brokerage and research services a commission for executing a security transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Adviser and its affiliates have with respect to the Trust and to other accounts over which they exercise investment discretion.

(d)The Sub-Adviser shall furnish such reports, evaluations, information or analyses to the Trust and the Adviser as the Trust’s Board of Trustees or the Adviser may reasonably request from time to time, or as the Sub-Adviser may deem to be desirable.

(e)Each of the Adviser and the Sub-Adviser shall exercise reasonable care in the performance of its duties under the Agreement and will conduct its activities hereunder in compliance with the applicable requirements of the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws, any applicable procedures adopted by the Trust’s Board that have been provided to the Sub-Adviser, and the provisions of the Trust’s registration statement, each as may be amended.  The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services in respect to the Trust which may be requested by such authorities in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

2.Compensation of the Sub-Adviser.  For the services, payments and facilities to be furnished hereunder by the Sub-Adviser, to the extent the Adviser receives at least such amount from the Trust pursuant to the Advisory Agreement, the Sub-Adviser shall be entitled to receive from the Adviser the compensation specified in Appendix A hereto.  The Adviser is solely responsible for the payment of the compensation to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its compensation solely from the Adviser. The Trust shall have no liability for Sub-Adviser's compensation hereunder.

3.Allocation of Charges and Expenses.  It is understood that the Trust will pay all expenses other than those expressly stated to be payable by the Sub-Adviser hereunder or by the Adviser under the Advisory Agreement, which expenses payable by the Trust shall include, without implied limitation, (i) expenses of maintaining the Trust and continuing its existence; (ii) registration of the Trust under the 1940 Act; (iii) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments; (iv) auditing, accounting and legal expenses; (v) taxes and interest; (vi) governmental fees; (vii) expenses of listing shares of the Trust with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of shares of the Trust, including expenses of conducting tender offers for the purpose of repurchasing Trust shares; (viii) fees and expenses of registering, qualifying, and maintaining the Trust and its shares under applicable federal and state securities laws and of preparing and filing registration statements, other offering statements or memoranda, and other reports, forms, and documents required to be filed by the Trust with the Securities and Exchange Commission (the “SEC”) and any other regulatory body, and for printing and distributing the same to shareholders; (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Trust (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values); (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Trust; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to the Trust or shareholders approved by the Trustees of the Trust; (xvii) compensation and expenses of Trustees of the Trust who are not members of the Adviser’s or the Sub-Adviser’s organizations; (xviii) any pricing or valuation services employed by the Trust to value its investments including primary and comparative valuation services; (xix) any investment advisory, sub-investment advisory, or similar management fee payable by the Trust; (xx) all expenses incurred in connection with the Trust’s use of a line of credit, other borrowings or leverage; and (xxi) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees, officers, and shareholders with respect thereto.

4.Other Interests.  It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Sub-Adviser as trustees, officers, employees, shareholders or otherwise and that trustees, officers, employees and shareholders of the Sub-Adviser are or may be or become similarly interested in the Trust, and that the Sub-Adviser may be or become interested in the Trust as a shareholder or otherwise.  It is also understood that trustees, officers, employees and shareholders of the Sub-Adviser may be or become interested (as directors, trustees, officers, employees, shareholders or otherwise) in other companies or entities (including, without limitation, other investment companies) that the Sub-Adviser may organize, sponsor, or acquire, or with which it may merge or consolidate, and which may include the words “Parametric” or any combination thereof as part of their name, and that the Sub-Adviser or its subsidiaries or affiliates may enter into advisory or management agreements or other contracts or relationships with such other companies or entities.

The services of the Sub-Adviser to the Adviser for the benefit of the Trust are not to be deemed to be exclusive and the Sub-Adviser is free to render services to others and engage in other business activities. It is understood that the Sub-Adviser and its affiliates perform investment services, including rendering investment advice, to varied clients. It is understood that the Sub-Adviser or any of its affiliates may give advice or take action for other accounts that may differ from, conflict with, or be adverse to advice given or taken for the Trust. It is understood that certain securities or instruments may be held in some accounts but not in others, or the accounts may have different levels of holdings in certain securities or instruments and the accounts may remit different levels of fees to the Sub-Adviser. In addition, it is understood that the Sub-Adviser or any of its affiliates may give advice or take action with respect to the investments of the Trust that may not be given or taken with respect to one or more accounts with similar investment programs, objectives, and strategies. The Trust acknowledges that the Sub-Adviser, its affiliates, and their respective officers, directors, and/or employees may from time to time have positions in or transact in securities and other investments recommended to clients, including the Trust. Such transactions may differ from or be inconsistent with the advice given, or the timing or nature of the Sub-Adviser’s action or actions with respect to the Trust. The Sub-Adviser may aggregate the Trust’s orders with orders of its proprietary accounts and/or orders of other clients.

5.Sub-Adviser Compliance.

(a)The Sub-Adviser represents and warrants that it is a duly registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and will maintain such registration so long as this Agreement remains in effect.

(b)As required by Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted written policies and procedures reasonably designed to prevent violation by it, or any of its supervised persons, of the Advisers Act and the rules under the Advisers Act and all other laws and regulations relevant to the performance of its duties under this Agreement. The Sub-Adviser has designated a chief compliance officer responsible for administering these compliance policies and procedures. The chief compliance officer at the Sub-Adviser's expense shall provide such written compliance reports relating to the operations and compliance procedures of the Sub-Adviser to the Adviser and/or the Trust and their respective chief compliance officers as may be required by law or regulation or as are otherwise reasonably requested. Moreover, the Sub-Adviser agrees to use such other or additional compliance techniques as the Adviser or the Board may reasonably adopt or approve, including written compliance procedures.

(c) The Sub-Adviser agrees that it shall promptly notify, if legally permitted, the Adviser and the Trust (i) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; commenced proceedings or an investigation (formally or informally) that may result in any of these actions; or corresponded with the Sub-Adviser on a non-routine basis concerning either the Sub-Adviser's performances under this Agreement or any other matter that might materially affect the ability of the Sub Adviser to perform its duties under this Agreement, including sending a deficiency letter or raising issues about the business, operations, or practices of the Sub-Adviser; (ii) in the event of any notice of investigation, examination, inquiry, audit or subpoena of the Sub-Adviser or any of its officers or employees by any federal, state, municipal or other governmental department, commission, bureau, board, agency or instrumentality. If legally permitted, the Sub-Adviser will furnish the Adviser, upon request, copies of any and all documents relating to the foregoing. The Sub-Adviser further agrees to notify the Adviser and the Trust promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto that is required to be so contained, or if any statement contained therein concerning the Sub-Adviser that becomes untrue in any material respect.

(d)The Sub-Adviser will provide the Adviser with such reports, presentations, certifications, and other information as the Adviser may reasonably request from time to time concerning the business and operations of the Sub-Adviser in performing services hereunder or generally concerning the Sub-Adviser's investment advisory services, the Sub-Adviser's compliance with applicable federal, state, and local law and regulations, and changes in the Sub-Adviser's key personnel, investment strategies, policies and procedures, and other matters that are likely to have a material impact on the Sub Advisers duties hereunder. The Adviser and the Trust shall provide the Sub-Adviser with such reports as the Sub-Adviser may from time to time reasonably request concerning their compliance with applicable federal, state, and local law and regulations.

(e)The Sub-Adviser has reviewed the most recent amendment to the registration statement that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect only to the disclosure expressly concerning the Sub-Adviser, its business, operations, or employees, such registration statement contains, as of the date hereof, no untrue statement of any material fact, and does not omit any statement of a material fact that was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

6.Liability.

(a)Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Adviser agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of  Section 15 of the Securities  Act of 1933, as amended (the “1933 Act”), controls the  Sub-Adviser shall not be liable for, or subject to, any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered  under this  Agreement, except by reason of willful  misfeasance, bad faith, or negligence in the performance of the Sub-Adviser's duties, or any breach by the Sub-Adviser of its obligations or duties under this Agreement.

(b)Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Sub-Adviser agrees that the Adviser, any affiliated person of the Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls the Adviser shall not be liable for, or subject to, any damages, expenses, or losses in connection with, any act or omission connected  with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or negligence in the  performance of the Adviser's duties, or any breach by the Adviser of its obligations or duties under this Agreement.

7.Duration and Termination of this Agreement.  This Agreement shall become effective upon the date of its execution, and, unless terminated as herein provided, shall remain in full force and effect through and including the second anniversary of the execution of this Agreement and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after such second anniversary is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of those Trustees of the Trust who are not interested persons of the Sub-Adviser, the Adviser, or the Trust cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated as to the Trust without the payment of any penalty by (i) the Adviser, subject to the approval of the Trustees of the Trust; (ii) the vote of the Trustees of the Trust; (iii) the vote of a majority of the outstanding voting securities of the Trust at any annual or special meeting; or (iv) the Sub-Adviser, in each case on sixty (60) days’ written notice.  This Agreement shall terminate automatically in the event of its assignment or in the event that the

Advisory Agreement shall have terminated for any reason. In the event of termination for any reason, all records of the Trust shall promptly be returned to the Adviser or the Trust, free from any claim or retention of rights in such record by the Sub Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.

8.Amendments of the Agreement.  This Agreement may be amended by a writing signed by both parties hereto, provided that no amendment to this Agreement shall be effective until approved in a manner consistent with the requirements of the 1940 Act.

9.Limitation of Liability.  A copy of the Declaration of Trust for each the Trust and the Adviser is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of each the Adviser and the Trust by an officer of each respective organization, in his or her capacity as an officer and not individually. The Sub-Adviser expressly acknowledges the provisions in the Declarations of Trust of the Trust and of the Adviser limiting the personal liability of Trustees, officers, and the shareholders of the Trust and the Adviser, respectively, and the Sub-Adviser hereby agrees that it shall have recourse to the Trust or the Adviser, respectively, for payment of claims or obligations as between the Trust or the Adviser, respectively, and the Sub-Adviser arising out of this Agreement and shall not seek satisfaction from the Trustees, officers, or shareholders, or any Trustee, officer, or shareholder, of the Trust or the Adviser.

10.Third Party Beneficiaries.  The Trust is a third party beneficiary to this Agreement.  The Trust has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser. Aside from the Trust, nothing in this Agreement, express or implied, is intended to or shall confer upon any person not a party hereto (including, but not limited to, shareholders of the Trust) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

11. Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust. Subject to the foregoing, the Sub-Adviser shall treat as confidential and use only in connection with the Trust in accordance with this Agreement all information pertaining to the Trust, actions of the Trust, or the Adviser. The parties acknowledge that any breach of the undertaking in the immediately preceding sentence might result in immediate, irreparable injury to another party and that, accordingly, equitable remedies, including ex parte remedies, are appropriate in the event of any actual, apparent, or threatened breach of such undertaking.

12. Books and Records. The Sub-Adviser hereby agrees that all records that it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's or the Adviser's request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

13.Certain Definitions.  The terms “assignment” and “interested persons” when used herein shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended subject, however, to such exemptions as may be granted by any rule, regulation or order by the SEC.  The term “vote of a majority of the outstanding voting securities” shall mean the vote, at a meeting of shareholders, of the lesser of (a) 67 per centum or more of the shares of the Trust present or represented by proxy at the meeting if the shareholders of more than 50 per centum of the outstanding shares of the Trust are present or represented by proxy at the meeting, or (b) more than 50 per centum of the outstanding shares of the Trust.  In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC, any rules or regulations adopted by, or interpretative releases of, the SEC, or any applicable guidance issued by the staff of the SEC, such provision will be deemed to incorporate the effect of such order, rule, regulation, interpretative release, or guidance.

14.Miscellaneous.

(a)If any term or provision of this Agreement or the application thereof to any person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

(b)This Agreement shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts.

(c)This Agreement may be executed by the parties hereto in any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

[EATON VANCE MANAGEMENT]

By:______________________________

Name:[NAME]

Title:Vice President and not individually

PARAMETRIC PORTFOLIO ASSOCIATES, LLC

By:_____________________________

Name:

Title:

Acknowledged and agreed to as of the day

and year first above written:

[TRUST NAME]

(on behalf of TRUST NAME)

By:_________________________________

Name:[NAME]

Title:  President and not individually

APPENDIX A

Annual Investment Sub-Advisory Fee

For the services, payments and facilities furnished by the Sub-Adviser under this Agreement, the Sub-Adviser is entitled to receive from the Adviser the compensation set forth below:

[Please see Appendix C of this Proxy Statement for sub-advisory fee schedules and assets on which fees are charged.]

In case of initiation or termination of the Agreement during any month with respect to the Trust, the fee for that month shall be reduced proportionately on the basis of the number of calendar days during which the Agreement is in effect.

Such compensation shall be paid monthly in arrears.  The Sub-Adviser may, from time to time, waive all or a part of the above compensation.

APPENDIX K

Investment Sub-Advisory Agreements: Dates and Approvals

The following table contains information regarding, as applicable, the date of each Fund’s current investment sub-advisory agreement, the date on which it was last approved by shareholders, the date on which the continuance of each investment sub-advisory agreement was last approved by the Board of Trustees as well as action taken (other than renewal) with respect to the current investment sub-advisory agreements by the Board of Trustees since the beginning of each Fund’s last fiscal year.

	Date of Current Sub-Advisory Agreement[1]	Date Current Sub-Advisory Agreement was Last Submitted to Shareholder Vote	Purpose of Last Submission of Current Advisory Agreement to Shareholder Vote (e.g., Original Approval)[31]	Date of Last Approval by Board of Trustees of Continuance of Current Sub-Advisory Agreement	Other Action Taken with Respect to Current Sub-Advisory Agreement
ETG	11/1/17	-	Not required[42]	4/22/20

On 4/22/20, in connection with the consideration of the SEC order providing temporary relief from certain in-person meeting requirements in the 1940 Act, the Board of each Fund amended the Fund’s investment sub-advisory agreement to allow for reliance on any SEC order or interpretive release that has the effect of modifying a 1940 Act requirement.

ETO	11/1/17	-	Not required[52]	4/22/20
ETB	2/7/05	2/7/05	Original Approval	4/22/20
ETV	4/18/05	4/18/05	Original Approval	4/22/20
EXD	11/1/16	5/12/10[3]	Original Approval[62]	4/22/20
ETW	4/18/05	4/18/05	Original Approval	4/22/20
EXG	11/1/17	1/23/07[3]	Original Approval[72]	4/22/20

1 References below to “Original Approval” mean approval by the sole initial shareholder prior to public offering of the Fund.

2 Pursuant to SEC staff guidance, the current sub-advisory agreement did not require shareholder approval.

3 The date the prior sub-advisory agreement for the Fund was last approved by shareholders. As discussed in footnote 2, pursuant to SEC staff guidance, the current sub-advisory agreement did not require shareholder approval.

K-1

APPENDIX L

Submission of Shareholder Proposals

To be considered for presentation at a Fund’s 2021 Annual Meeting of Shareholders, a shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received at the Fund’s principal office c/o the Secretary of the Fund on or before the date listed below.  Written notice of a shareholder proposal submitted outside of the processes of Rule 14a-8 must be delivered to the Fund’s principal office c/o the Secretary of the Fund no later, and no earlier, than the corresponding dates listed below.

Fund	Date of Next Annual Meeting:	Rule 14a-8 Proposal for 2021 Annual Meeting Due By:	Earliest Date for Submission of non-Rule 14a-8 Proposal for 2021 Annual Meeting:	Latest Date for Submission of non-Rule 14a-8 Proposal for 2021 Annual Meeting:
ETX	TBD	5/28/2021	7/15/2021	8/13/2021
EHT	1/14/2021	7/28/2021	9/16/2021	10/16/2021
EVV	2/11/2021	7/24/2020	9/18/2020	10/16/2020
EOT	1/14/2021	7/28/2021	9/16/2021	10/16/2021
EVG	2/11/2021	8/25/2020	10/16/2020	11/13/2020
ETO	2/11/2021	8/25/2020	10/16/2020	11/13/2020
CEV	3/18/2021	9/25/2020	11/19/2020	12/18/2020
EVN	3/18/2021	9/25/2020	11/19/2020	12/18/2020
EOS	TBD	10/27/2020	12/17/2020	1/15/2021
EFL	TBD	10/27/2020	12/17/2020	1/15/2021
ETJ	TBD	10/27/2020	12/17/2020	1/15/2021
ETB	TBD	10/27/2020	12/17/2020	1/15/2021
ETV	TBD	10/27/2020	12/17/2020	1/15/2021
EXD	TBD	10/27/2020	12/17/2020	1/15/2021
ETW	TBD	10/27/2020	12/17/2020	1/15/2021
CEV	TBD	1/22/2021	3/18/2021	4/16/2021
EOI	TBD	1/22/2021	3/18/2021	4/16/2021
EIM	TBD	1/22/2021	3/18/2021	4/16/2021
ENX	TBD	1/22/2021	3/18/2021	4/16/2021
EVT	TBD	2/23/2021	4/15/2021	5/14/2021
ETG	TBD	2/23/2021	4/15/2021	5/14/2021
ETY	TBD	2/23/2021	4/15/2021	5/14/2021
EXG	TBD	2/23/2021	4/15/2021	5/14/2021

L-1

APPENDIX M

Other Similar Funds Advised or Sub-Advised by Eaton Vance or Parametric

The following table contains certain information regarding other funds for which Eaton Vance or Parametric provides investment advisory services and that may have similar investment objectives to a Fund for which, as applicable, Eaton Vance or Parametric serves as adviser or sub-adviser.  There are no funds for which EVAIL provides investment advisory services that have similar investment objectives to a Fund for which EVAIL serves as sub-adviser.

Other Similar Funds Advised by Eaton Vance:

Fund	Approximate Net Assets as of October 29, 2020 ($)	Fee Rate	Amount Paid in the fund’s last fiscal year ($)	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?
Eaton Vance AMT-Free Municipal Income Fund	$337,908,575	Please see Note 1 below.	$1,359,467	No
Eaton Vance Floating-Rate & High Income Fund	$886,065,353	Please see Note 2 below.	$0	No
Eaton Vance Floating-Rate Income Trust (EFT)	$548,297,029	0.75%	$5,708,524	No
Eaton Vance New York Municipal Income Trust (EVY)	$78,845,048	0.40%	$489,246	No
Eaton Vance Senior Floating-Rate Trust (EFR)	$498,224,053	0.75%	$5,847,577	No
Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund	$81,529,548	Up to $1 billion: 0.3200%; $1 billion but less than $2.5 billion: 0.3075%; $2.5 billion but less than $5 billion: 0.295%; $5 billion and over: 0.2875%	$193,172	Yes
Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund	$21,245,059	Up to $1 billion: 0.3200%; $1 billion but less than $2.5 billion: 0.3075%; $2.5 billion but less than $5 billion: 0.2950%; $5 billion and over: 0.2875%	$42,090	Yes
Parametric TABS 5-to-15 Year Laddered Municipal Bond NextShares®	$7,471,046	Up to $1 billion: 0.3200%; $1 billion but less than $2.5 billion: 0.3075%; $2.5 billion but less than $5 billion: 0.2950%; $5 billion and over: 0.28750%	$0	Yes
Eaton Vance VT Floating-Rate Income Fund	$483,441,239	0.75%	$3,900,529	No

Note 1:

For the services, payments and facilities to be furnished hereunder by Eaton Vance, Eaton Vance shall be entitled to receive from the Fund, on a daily basis, compensation in an amount equal to the aggregate of:

(a) a daily asset based fee computed by applying the annual asset rate applicable to that portion of the total daily net assets of the Fund in each Category as indicated below, plus

(b) a daily income based fee computed by applying the daily income rate applicable to that portion of the total daily gross income of the Fund (which portion shall bear the same relationship to the total gross income on such day as that portion of the total daily net assets of the Fund in the same Category bears to the total net assets on such day) in each Category as indicated below.

Category	Average Daily Net Assets	Annual Asset Rate	Daily Income Rate
1	Up to $500 million	0.300%	3.00%
2	$500 million but less than $1 billion	0.275%	2.75%
3	$1 billion but less than $1.5 billion	0.250%	2.50%
4	$1.5 billion but less than $2 billion	0.225%	2.25%
5	$2 billion but less than $3 billion	0.200%	2.00%
6	$3 billion and over	0.175%	1.75%

M-1

Note 2:

For the services, payments and facilities to be furnished hereunder by Eaton Vance, Eaton Vance shall be entitled to receive from the Fund fees on assets which are not invested in other investment companies for which the Adviser or its affiliate (i) serves as adviser and (ii) receives an advisory fee (“Investable Assets”):

For bank loans and bank loan related assets fees in an amount equal to the following:

Average Daily Net Investable Assets for the Month	Annual Fee Rate
Up to $1 billion	0.5750%
$1 billion but less than $2 billion	0.5250%
$2 billion but less than $5 billion	0.4900%
$5 billion but less than $10 billion	0.4600%
$10 billion but less than $15 billion	0.4350%
$15 billion but less than $20 billion	0.4150%
$20 billion but less than $25 billion	0.4000%
$25 billion and over	0.3900%

For high yield bonds and other instruments that are not bank loan related fees in an amount equal to of the aggregate of a daily based fee and a daily income based fee:

Category	Daily Net Investable Assets	Annual Asset Rate	Daily Income Rate
1	Up to $500 million	0.300%	3.00%
2	$500 million but less than $1 billion	0.275%	2.75%
3	$1 billion but less than $1.5 billion	0.250%	2.50%
4	$1.5 billion but less than $2 billion	0.225%	2.25%
5	$2 billion but less than $3 billion	0.200%	2.00%
6	$3 billion and over	0.175%	1.75%

Other Similar Funds Sub-Advised by Parametric:
Fund	Approximate Net Assets as of October 29, 2020 ($)	Fee Rate	Amount Paid in the fund’s last fiscal year ($)	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?
Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund	$81,529,548	Up to $1 billion: 0.1315%; $1 billion but less than $2.5 billion: 0.1288%; $2.5 billion but less than $5 billion: 0.1225%; $5 billion and over: 0.1188%	$79,382	Yes
Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund	$21,245,059	Up to $1 billion: 0.1315%; $1 billion but less than $2.5 billion: 0.1288%; $2.5 billion but less than $5 billion: 0.1225%; $5 billion and over: 0.1188%	$17,296	Yes
Parametric TABS 5-to-15 Year Laddered Municipal Bond NextShares®	$7,471,046	Up to $1 billion: 0.1315%; $1 billion but less than $2.5 billion: 0.1288%; $2.5 billion but less than $5 billion: 0.1225%; $5 billion and over: 0.1188%	$0	Yes

M-2

APPENDIX N

Payments to Eaton Vance, EVAIL, Parametric or Affiliates

The following fees were paid by a Fund to Eaton Vance, EVAIL, Parametric, or any of their current or prospective affiliates during such Fund’s most recent fiscal year (other than under an investment advisory or sub-advisory agreement).  [These services will continue to be provided after the proposed new investment advisory and sub-advisory agreements are approved.]

Eaton Vance:

For the Funds listed below, Eaton Vance provides administrative services pursuant to an administrative services agreement that is separate from the Funds’ investment advisory agreements with Eaton Vance.

Fund	Fees paid to Eaton Vance for administrative services	Fiscal Year End
ETX	None	1/31/2019
CEV	$316,371	11/30/2019
EVN	$1,540,411	11/30/2019
EOS	None	12/31/2019
ETJ	None	12/31/2019
ETB	None	12/31/2019
ETV	None	12/31/2019
ETW	None	12/31/2019
EXD	None	12/31/2019
EVV	None	3/31/2020
EHT	None	3/31/2020
EOT	None	3/31/2020
EFL	None	6/30/2020
EVM	None	9/30/2020
EOI	None	9/30/2020
EIM	None	9/30/2020
ENX	None	9/30/2020
EVG	None	10/31/2020
ETY	None	10/31/2020
EVT	None	10/31/2020
EXG	None	10/31/2020
ETG	None	10/31/2020
ETO	None	10/31/2020

EVD:

EVC owns all of the outstanding stock of EVD, a broker-dealer registered with the SEC, which serves as the distributor of shares registered under the Securities Act of 1933, as amended, pursuant to shelf registration statements for certain of the Funds.

Fund	Fees paid to EVD in connection with brokerage commissions received from the Fund’s shelf registration sales	Fiscal Year End
EOS	$37,190	12/31/2019
ETV	$250,248	12/31/2019
EOT	$3,214	3/31/2020
EOI	$1,417	9/30/2020
ETY	$34,056	10/31/2020
EVT	$7,528	10/31/2020
ETO	$7,969	10/31/2020

Morgan Stanley:

Morgan Stanley serves as the remarketing agent for the Auction Preferred Shares (“APS”) issued by EVV.  In its role as remarketing agent for the APS, Morgan Stanley administers the means by which APS may be bought or sold, soliciting existing holders and potential buyers for indications of interest and matching buyers and sellers at the lowest possible dividend rate.

Fund	Fees paid to Morgan Stanley for its service as remarketing agent for the Fund’s APS (annualized)	Fiscal Year End
EVV	$14,512	3/31/2020

N-1

APPENDIX O

Funds’ Trustees and Officers

Trustees
Thomas E. Faust Jr.
Mark R. Fetting
Cynthia E. Frost
George J. Gorman
Valerie A. Mosley
William H. Park
Helen Frame Peters
Keith Quinton
Marcus L. Smith
Susan J. Sutherland
Scott E. Wennerholm
Officers
President[1]:	See table below.
Vice President:	Maureen A. Gemma[2]
Treasurer[3]:	James F. Kirchner
Assistant Treasurer(s):	Justine E. Abbadessa	Michelle A. Green
	Kristin S. Anagnost	Michael J. Hebert
	Deborah A. Chlebek	Helen Hedberg
	Kevin M. Connerty	Dan A. Maalouly
Jennifer L. Flynn
Secretary:	Maureen A. Gemma
Assistant Secretaries:	A. John Murphy	Deidre E. Walsh
Chief Compliance Officer:	Richard F. Froio
[1] The President is also the Chief Executive Officer [2] Ms. Gemma is also the Chief Legal Officer [3] The Treasurer is also the Principal Financial and Accounting Officer

Fund Presidents

FundsPresident

EVM, CEV, EFL, EHT, EVV, EIM, ETX, EVN, EOT, ENX, and EVGEric A. Stein

EOI, EOS, ETJ, EVT, ETG, ETO, ETB, ETV, EXD, ETY, ETW and EXGEdward J. Perkin

O-1

APPENDIX P

5% Ownership

As of October 29, 2020, to the knowledge of the Funds, no person other than those listed below owned beneficially or of record 5% or more of the outstanding shares of any Fund.  Beneficial owners of 25% or more of a Fund’s outstanding shares are presumed to be in control of a class for purposes of voting on certain matters submitted to shareholders.

Name and Address of Owner	Shares Owned	Percent Ownership of Share Class
EVM – Common Shares
First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400, Wheaton, IL 60187	2,549,642	10.20%
Karpus Management, Inc. Karpus Investment Management, 183 Sully’s Trail, Pittsford, NY 14534	2,208,419	8.80%
CEV – Common Shares
First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400, Wheaton, IL 60187	776,915	10.89%
Karpus Management, Inc. Karpus Investment Management 183 Sully’s Trail, Pittsford, NY 14534	635,911	8.90%
EOS – Common Shares
Bank of America Corporation Bank of America Corporate Center 100 North Tyron Street, Charlotte, North Carolina 28255	2,605,903	5.30%
EFL – Common Shares
Morgan Stanley Morgan Stanley Smith Barney LLC 1585 Broadway, New York, New York 10036	1,755,672	7.40%
EFL – Variable Rate Term Preferred Shares
Barclays Bank PLC 1 Churchill Place, London X0 E14 5HP	320	100%
EVV - Auction Rate Preferred Shares
UBS Group AG fbo UBS Securities LLC UBS Financial Services Inc. Bahnhofstrasse 45, PO Box CH-8049, Zurich, Switzerland	5,148	48.27%
RiverNorth Capital Management, LLC RiverNorth Institutional Partners, LP 325 N. LaSalle Street, Suite 645, Chicago, IL 60654	728	8.42%
Morgan Stanley Morgan Stanley & Co. Inc. 1585 Broadway, New York, New York 10036	584	6.70%
EVV - Common Shares
Morgan Stanley Morgan Stanley Smith Barney LLC 1585 Broadway, New York, New York 10036	7,094,238	6.10%
Sit Investment Associates, Inc. 3300 IDS Center, 80 South Eight Street, Minneapolis, MN 55402	6,223,314	5.36%
EIM – Common Shares
Karpus Management, Inc. Karpus Investment Management 183 Sully’s Trail, Pittsford, NY 14534	6,181,182	8.59%
EVN – Common Shares
First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400, Wheaton, IL 60187	2,509,017	6.33%
ENX – Common Shares
First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400, Wheaton, IL 60187	1,196,288	6.60%
Karpus Management, Inc. Karpus Investment Management 183 Sully’s Trail, Pittsford, NY 14534	1,155,302	6.40%
ETJ – Common Shares
First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400, Wheaton, IL 60187	4,278,512	6.71%
EVG – Common Shares
Sit Investment Associates, Inc. 3300 IDS Center, 80 South Eight Street, Minneapolis, MN 55402	6,552,078	36.64
Relative Value Partners, LLC 1033 Skokie Boulevard, Suite 470, Northbrook, IL 60062	1,774,629	9.92%
ETO – Common Shares
First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400, Wheaton, IL 60187	933,214	6.17%
Advisors Asset Management, Inc. 18925 Base Camp Road, Monument, CO 80132	827,589	5.70%
EXD – Common Shares
Morgan Stanley Morgan Stanley & Co. Inc. 1585 Broadway, New York, New York 10036	611,091	6.30%
ETY – Common Shares
Morgan Stanley Morgan Stanley & Co. Inc. 1585 Broadway, New York, New York 10036	12,753,001	8.50%
EXG – Common Shares
Morgan Stanley Morgan Stanley & Co. Inc. 1585 Broadway, New York, New York 10036	21,631,650	7.10%

P-1

P-2

Q-1

APPENDIX Q

Affiliated Brokerage Commissions

The table below provides information on the aggregate amount of commissions paid by a Fund to a broker that is (i) an affiliated person of the Funds, (ii) an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Funds or Eaton Vance (collectively, “Affiliated Brokers”), and the percentage of a Fund’s aggregate brokerage commissions paid to any such Affiliated Broker during the Funds’ most recently completed fiscal year.  As a result of the Closing, broker-dealers affiliated with Morgan Stanley, including Morgan Stanley & Co. LLC and Morgan Stanley Smith Barney LLC, each will be considered an Affiliated Broker of the Funds and transactions with these brokers are included below.

Fund	Aggregate Brokerage Commissions Paid to an Affiliated Broker	Percentage of the Fund’s Aggregate Brokerage Commissions Paid to an Affiliated Broker
ETX	None	0.00%
EHT	None	0.00%
EVV	$8	0.00%
EOT	None	0.00%
EFL	None	0.00%
EVM	None	0.00%
EOI	$231,098	3.90%
EIM	None	0.00%
ENX	None	0.00%
EVG	$2	0.00%
EVT	$797,844	12.24%
ETG	$2,891,458	5.78%
ETO	$233,749	9.74%
ETY	$1,089,471	11.39%
CEV	None	0.00%
EVN	None	0.00%
EOS	$257,518	1.92%
ETJ	$352,091	12.31%
ETB	$7,425	0.00%
ETV	$21,642	0.00%
EXD	$12,291	0.00%
ETW	$55,685	24.39%
EXG	$1,666,292	10.21%

Q-2

Eaton Vance

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at vote.proxyonline.com using your proxy control number found below

3. By **PHONE** when you call [ ] (toll-free) to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call [ ] (toll-free) Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

EATON VANCE CLOSED-END FUNDS

Joint Special Meeting of Shareholders, January 7, 2021

Proxy Solicited on Behalf of the Boards of Trustees

HOLDERS OF COMMON SHARES

The undersigned hereby appoints DEBORAH A. CHLEBEK, MAUREEN A. GEMMA, JAMES F. KIRCHNER, ERIC A. STEIN and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Special Meeting of Shareholders to be held at the principal office of the Funds, Two International Place, Boston, Massachusetts 02110, on January 7, 2021 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote on behalf of the undersigned all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. **IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL(S) AS SET FORTH BELOW AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.** THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF JOINT SPECIAL MEETING AND PROXY STATEMENT. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present or represented by proxy. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote "FOR" the proposal(s) set forth below. The persons named as proxies will vote against any such adjournment those proxies that voted "AGAINST" the proposal(s) set forth below.

Mark the box to the right if you plan to attend the Joint Special Meeting. If you plan to attend, please be prepared to present photo identification and proof of share ownership. ☐

To change the address on your account, please indicate your new address below. Please note that changes to the registered name(s) on the account may not be submitted via this method.

ADDRESS CHANGE:

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ■

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Eaton Vance California Municipal Bond Fund	☐	☐	☐	02 Eaton Vance California Municipal Income Trust	☐	☐	☐
03 Eaton Vance Enhanced Equity Income Fund	☐	☐	☐	04 Eaton Vance Enhanced Equity Income Fund II	☐	☐	☐
05 Eaton Vance Limited Duration Income Fund	☐	☐	☐	06 Eaton Vance Municipal Bond Fund	☐	☐	☐
07 Eaton Vance Municipal Income Trust	☐	☐	☐	08 Eaton Vance New York Municipal Bond Fund	☐	☐	☐
09 Eaton Vance Risk-Managed Diversified Equity Income Fund	☐	☐	☐	10 Eaton Vance Short Duration Diversified Income Fund	☐	☐	☐
11 Eaton Vance Tax-Managed Buy-Write Income Fund	☐	☐	☐	12 Eaton Vance Tax-Managed Buy-Write Opportunities Fund	☐	☐	☐
13 Eaton Vance Tax-Managed Diversified Equity Income Fund	☐	☐	☐	14 Eaton Vance Tax-Advantaged Dividend Income Fund	☐	☐	☐
15 Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund	☐	☐	☐	16 Eaton Vance Tax-Managed Global Diversified Equity Income Fund.	☐	☐	☐
17 Eaton Vance Tax-Advantaged Global Dividend Income Fund	☐	☐	☐	18 Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	☐	☐	☐

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Eaton Vance Floating-Rate 2022 Target Term Trust	☐	☐	☐	02 Eaton Vance High Income 2021 Target Term Trust	☐	☐	☐
03 Eaton Vance Municipal Income 2028 Term Trust	☐	☐	☐	04 Eaton Vance National Municipal Opportunities Trust	☐	☐	☐
05 Eaton Vance Tax-Managed Buy-Write Strategy Fund	☐	☐	☐				

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Eaton Vance Tax-Advantaged Global Dividend Income Fund	☐	☐	☐	02 Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	☐	☐	☐
03 Eaton Vance Tax-Managed Global Diversified Equity Income Fund	☐	☐	☐				

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Eaton Vance Tax-Managed Buy-Write Income Fund	☐	☐	☐	02 Eaton Vance Tax-Managed Buy-Write Opportunities Fund	☐	☐	☐
03 Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund	☐	☐	☐	04 Eaton Vance Tax-Managed Buy-Write Strategy Fund	☐	☐	☐

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign this proxy card exactly as your name(s) appear(s) on the books of the Fund(s). When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by an authorized person.

____

SIGNATURE DATE

____

SIGNATURE (IF HELD JOINTLY) DATE

____

TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INTERNET PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD JANUARY 7, 2021

The Notice of Joint Special Meeting of Shareholders, Proxy Statement, Forms of Proxy Cards and Shareholder Reports are available on the Eaton Vance Website, https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php. Please call 1-800-262-1122 for information on how to obtain directions to be able to attend the Joint Special Meeting and vote.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Eaton Vance

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at vote.proxyonline.com using your proxy control number found below

3. By **PHONE** when you call [ ] (toll-free) to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call [ ] (toll-free) Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

EATON VANCE LIMITED DURATION INCOME FUND

Joint Special Meeting of Shareholders, January 7, 2021

Proxy Solicited on Behalf of the Board of Trustees

HOLDERS OF AUCTION PREFERRED SHARES

The undersigned hereby appoints DEBORAH A. CHLEBEK, MAUREEN A. GEMMA, JAMES F. KIRCHNER, ERIC A. STEIN and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Special Meeting of Shareholders to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on January 7, 2021 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote on behalf of the undersigned all Auction Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. **IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL AS SET FORTH BELOW AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF**. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF JOINT SPECIAL MEETING AND PROXY STATEMENT. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present or represented by proxy. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote "FOR" the proposal set forth below. The persons named as proxies will vote against any such adjournment those proxies that voted "AGAINST" the proposal set forth below.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ■

	FOR	AGAINST	ABSTAIN
01 Eaton Vance Limited Duration Income Fund	☐	☐	☐

Mark the box to the right if you plan to attend the Joint Special Meeting. If you plan to attend, please be prepared to present photo identification and proof of share ownership. ☐

To change the address on your account, please indicate your new address below. Please note that changes to the registered name(s) on the account may not be submitted via this method.

ADDRESS CHANGE:

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign this proxy card exactly as your name(s) appear(s) on the books of the Fund. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by an authorized person.

SIGNATURE DATE

SIGNATURE (IF HELD JOINTLY) DATE

TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INTERNET PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD JANUARY 7, 2021
The Notice of Joint Special Meeting of Shareholders, Proxy Statement, Forms of Proxy Cards and Shareholder Reports are available on the Eaton Vance Website, https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php. Please call 1-800-262-1122 for information on how to obtain directions to be able to attend the Joint Special Meeting and vote.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Eaton Vance

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at vote.proxyonline.com using your proxy control number found below

3. By **PHONE** when you call [ ] (toll-free) to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call [ ] (toll-free) Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

EATON VANCE FLOATING-RATE 2022 TARGET TERM TRUST

Joint Special Meeting of Shareholders, January 7, 2021

Proxy Solicited on Behalf of the Board of Trustees

HOLDERS OF VARIABLE RATE TERM PREFERRED SHARES

The undersigned hereby appoints DEBORAH A. CHLEBEK, MAUREEN A. GEMMA, JAMES F. KIRCHNER, ERIC A. STEIN and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Special Meeting of Shareholders to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on January 7, 2021 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote on behalf of the undersigned all Variable Rate Term Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. **IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL AS SET FORTH BELOW AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF**. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF JOINT SPECIAL MEETING AND PROXY STATEMENT. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present or represented by proxy. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote "FOR" the proposal set forth below. The persons named as proxies will vote against any such adjournment those proxies that voted "AGAINST" the proposal set forth below.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ■

	FOR	AGAINST	ABSTAIN
01 Eaton Vance Floating-Rate 2022 Target Term Trust	☐	☐	☐

Mark the box to the right if you plan to attend the Joint Special Meeting. If you plan to attend, please be prepared to present photo identification and proof of share ownership. ☐

To change the address on your account, please indicate your new address below. Please note that changes to the registered name(s) on the account may not be submitted via this method.

ADDRESS CHANGE:

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign this proxy card exactly as your name(s) appear(s) on the books of the Fund. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by an authorized person.

SIGNATURE DATE

SIGNATURE (IF HELD JOINTLY) DATE

TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INTERNET PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD JANUARY 7, 2021
The Notice of Joint Special Meeting of Shareholders, Proxy Statement, Forms of Proxy Cards and Shareholder Reports are available on the Eaton Vance Website, https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php. Please call 1-800-262-1122 for information on how to obtain directions to be able to attend the Joint Special Meeting and vote.

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